UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-8352

LKCM Funds
(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
(Address of principal executive offices) (Zip code)

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006
(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2011

Item 1. Report to Stockholders.

LKCM
FUNDS

LKCM Small Cap Equity Fund
LKCM Small-Mid Cap Equity Fund
LKCM Equity Fund
LKCM Balanced Fund
LKCM Fixed Income Fund
LKCM International Fund

Semi-Annual Report
June 30, 2011

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds:

							Five Year	Ten Year	Avg.
					Six Month	One Year	Average	Average	Annual
					Total	Total	Annualized	Annualized	Total
			Net	Gross	Return	Return	Return	Return	Return
	Inception	NAV @	Expense	Expense	Ended	Ended	Ended	Ended	Since
Funds	Dates	6/30/11	Ratio*, **	Ratio**	6/30/11	6/30/11	6/30/11	6/30/11	Incept.
LKCM Equity Fund –
Institutional Class	1/3/96	$16.27	0.80%	1.05%	7.18%	31.58%	6.08%	4.51%	7.46%
S&P 500 Index1					6.02%	30.69%	2.94%	2.72%	6.89%
LKCM Small Cap Equity Fund –
Institutional Class	7/14/94	$24.80	0.96%	0.97%	15.40%	54.61%	5.51%	9.19%	11.75%
Russell 2000 Index2					6.21%	37.41%	4.08%	6.27%	8.87%
LKCM Small Cap Equity Fund –
Adviser Class	6/5/03	$24.20	1.21%	1.22%	15.24%	54.24%	5.24%	N/A	11.21%
Russell 2000 Index2					6.21%	37.41%	4.08%	N/A	9.02%
LKCM Small-Mid Cap Equity Fund –
Institutional Class	5/2/11	$9.86	1.00%	1.42%	N/A	N/A	N/A	N/A	-1.40%#
Russell 2500 Index3					N/A	N/A	N/A	N/A	-3.38%#
LKCM International Fund	12/30/97	$8.61	1.20%	1.87%	3.61%	32.79%	0.82%	3.98%	3.96%
MSCI/EAFE Index4					5.35%	30.93%	1.96%	6.12%	5.43%
LKCM Balanced Fund	12/30/97	$14.99	0.80%	1.26%	5.73%	21.49%	6.31%	5.05%	5.37%
S&P 500 Index1					6.02%	30.69%	2.94%	2.72%	4.12%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index5					2.47%	3.77%	6.08%	5.35%	5.66%
LKCM Fixed Income Fund	12/30/97	$11.10	0.65%	0.73%	2.31%	4.47%	6.33%	5.13%	5.35%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index5					2.47%	3.77%	6.08%	5.35%	5.66%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
Excludes acquired fund fees and expenses.  The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2012.  Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2010, the Funds’ prior fiscal year end, as reported in the Funds’ most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

#	Cumulative return.
1
The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2	The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index.
3	The Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index.
4
The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI/EAFE”) is an unmanaged index composed of 22 European and Pacific Basin countries. The MSCI/EAFE Index is a recognized international index and is weighted by market capitalization.

5
The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: These indices defined above are not available for direct investment.

Economic Review and Outlook

The equity market, as measured by the Standard & Poor’s 500 Index, advanced 6.0% during the first half of 2011.  Investors appear to be increasingly concerned about the impact of lackluster job growth, instability in home prices, the slowing Chinese economy and potential European debt restructuring.  Furthermore, the global supply chain for manufacturing components was materially interrupted by the tragic events in Japan during the first half of 2011.

In response to the general slowdown in economic growth, the upward trend in jobs growth appears to have slowed.  Concern over jobs and the rate of economic growth are a common refrain from last spring when the equity market retreated in the face of weaker data, only to recover in the fall of last year.  Investors again appear to be focused on the financial health of consumers, an integral part of sustaining further economic growth.  The vital signs currently present a mixed view of the state of the consumer.

Retail sales growth has slowed over the past months; however, this has been somewhat offset by recent improvement in consumer expectations.  One of the challenges is that real incomes have been squeezed by the rapid rise in food and energy prices, from which some relief may be on the horizon.  Although consumer net wealth increased in the first quarter of 2011 with the rally in equity prices, the recent pullback in equity prices and continued falling home prices are weighing heavily on consumer net wealth.  Although households have made progress in reducing their debt burdens over the past couple of years, the debt to income ratio remains close to 120%, suggesting further deleveraging is likely ahead.

We believe corporate profitability remains strong.  Furthermore, corporate balance sheets appear to be in good shape and hold liquidity.  Overall confidence on the part of consumers and businesses remains imperative to sustaining the economic expansion.

The growth rate of the economy slowed during the second quarter of 2011.  While many observers, including Fed Chairman Bernanke, are calling for a second half pickup in activity, we believe the discussion of the appropriate policy response to slowing growth, stubborn unemployment and inflation concerns will continue.

Prior to the 2001 recession, the root cause of most recessions appeared to be excess aggregate demand fueling inflation.  The last two recessions, however, have been driven by oversupply and the threat of deflation.  Thus, the Fed has pursued a monetary policy course intent on defeating deflation at all costs.  While policy tools such as the purchase of treasury notes, referred to as quantitative easing, were part of the solution to prevent deflation, it came with a price.  The price in this case was a sustained weak dollar and sharp rise in commodity prices.  As the second round of quantitative easing came to a conclusion, various Fed governors intimated that the threshold for a third round of quantitative easing was quite high.  In fact, Fed Chairman Bernanke recently commented that “monetary policy cannot be a panacea” for all the economy’s woes.

We believe we are likely to witness a transition in the overall focal point of policy from monetary to fiscal in upcoming periods.  The Fed went to extraordinary measures to prevent deflation, yet seems ill positioned currently to respond to its twin mandates of maximizing employment and price stability.  With regard to price stability, the core consumer price inflation has continued to increase during the year. As a result, the concern in many corridors has shifted to inflation, but given excess capacity residing in the economy, our stance remains balanced on the threat of significant near-term inflation.

The Fed’s charge of maximizing employment appears much more daunting relative to the mandate to maintain price stability at the moment. There are two dimensions to full employment – the rate of job creation and the percent of the work force that would like to work but is not employed.  Putting aside discouraged job seekers, the bottom line is job creation.  There are six million fewer jobs in the U.S. since the beginning of 2007, as measured by nonfarm payrolls, and relatively few jobs have been created this year.

It is difficult to fully dissect the employment situation as there are both secular and cyclical forces at work.  From a secular standpoint, there has been a steady decline in manufacturing jobs in the U.S. over the years.  Over the last decade, the U.S. lost approximately 5.6 million manufacturing jobs.  The secular shift of goods seeking cheaper labor was driven in part by China joining the World Trade Organization in 2001 at the general time when developing world economies were recovering from a decade-long economic crisis.  The 4.3 million non-manufacturing jobs created in the last decade offset some of the manufacturing employment loss during the prior decade, but still left a net loss of 1.3 million jobs.  From a cyclical perspective, housing contributed materially to job creation.  The decline of housing starts from a high of 2.3 million units annually in January 2006 to approximately 0.5 million units annualized at the end of the first half of 2011 speaks to the construction jobs lost during this period, approximately 1.6 million of which were lost during the recession and an additional 0.4 million of which were lost since the end of the recession.  Auto manufacturing has also played a significant part with a loss of approximately 332,000 jobs during the recession, which has been somewhat offset by a recovery of approximately 42,000 jobs post-recession.

The Fed is simply in a difficult position to address the weakness in employment.  Quantitative easing was an attempt to both prevent deflation and boost consumer confidence through the wealth effect of rising prices of risk assets, including equities.  While the equity market rose immediately following both the announcement of the first and second rounds of quantitative easing, there has not been a halo effect of consumer confidence driving employment.  A significant change is likely to occur as the focal point of policy shifts from monetary to fiscal policy.  The White House is certainly aware the 2012 election is a referendum on the incumbent and, by extension, jobs.  We have already seen trial balloons floated by the administration regarding a payroll tax holiday for employers and employees.

Our view is that the economic recovery, although tepid and uneven, is likely to be sustained.  There have been a number of transitory factors in recent months including tragic events in Japan, a dip in Defense spending and bad weather creating noise in the economic data.  We believe some of these factors are in the process of reversing, including gasoline prices, and should prove less of a burden in the second half of the year.  Although the list of risks to current economic expansion remains long, it is our view that many of these risks are reflected in the equity markets.  While investor appetite for risk has clearly waned, we believe it can be reignited by the prospects of better than expected economic growth, which may appear in the second half the year.  A decline in gasoline prices, an end to supply-chain disruptions in Japan, less deleveraging and the prospect for modest improvement in the labor market could prove to be a more favorable economic backdrop.

LKCM Equity Fund

The LKCM Equity Fund outperformed the S&P 500 Index during the six months ended June 30, 2011.  The Fund benefited from stock selection within the Energy, Information Technology and Consumer Discretionary sectors, while stock selection in the Consumer Staples and Healthcare sectors detracted from the Fund’s performance.  The Fund also benefited from being underweight the Financials sector.  We believe the Fund’s focus on high quality companies can continue to add value for the Fund and its shareholders in this dynamic market environment.

Total Return
Six Months Ended
June 30, 2011
LKCM Equity Fund	7.18%
S&P 500 Index	6.02%

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund outperformed the Russell 2000 Index during the six months ended June 30, 2011.  Stock selection in the Consumer Discretionary, Financials and Industrials sectors was especially rewarding.  The Fund’s underweight position in the Financials sector also added to the Fund’s performance.  Three of the Fund’s portfolio companies were acquired during the first half of 2011.  We believe that the Fund benefited from the markets renewed interest in higher quality companies and in our opinion this trend should continue going forward.

Total Return
Six Months Ended
June 30, 2011
LKCM Small Cap Equity Fund – Institutional Class	15.40%
Russell 2000 Index	6.21%

LKCM Balanced Fund

The LKCM Balanced Fund’s strategy of investing in a blend of equity and fixed income securities was beneficial to the Fund’s performance during the six months ended June 30, 2011.  The Fund’s equity investments enhanced the Fund’s performance during the first four months of the period, while the Fund’s fixed income investments helped cushion the downside of the Fund’s performance during the more difficult last two months of the period.  Stock selection in the Information Technology, Energy and Consumer Discretionary sectors added to the Fund’s performance, while stock selection in the Healthcare and Financials sectors detracted from the Fund’s performance.  The Fund also benefited from its underweight position in the Financials sector.  The Fund continues to focus its investments on high quality companies in both the equity and fixed income sectors of the market.

Total Return
Six Months Ended
June 30, 2011
LKCM Balanced Fund	5.73%
S&P 500 Index	6.02%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index	2.47%

LKCM Fixed Income Fund

The LKCM Fixed Income Fund seeks to provide current income.  Our investment strategy primarily emphasizes investments in corporate bonds with strong credit profiles and attractive yields relative to those offered on U.S. Treasury and government-agency debt.  During the first half of 2011, the corporate market was bolstered by strong balance sheets and cash flow metrics that exhibited the earnings strength of corporate America.  The Fund outperformed the benchmark during the first quarter of 2011 as Treasuries sold off on stronger economic news and underperformed the benchmark during the second quarter of 2011 as Treasuries sharply rebounded on softer economic growth prospects and heightened sovereign debt concerns.  The Fund’s defensive duration posture (approximately 3.2 years) relative to the duration of the Barclays Capital U.S. Intermediate Government/Credit Bond Index (approximately 3.9 years) detracted from the Fund’s performance during the first half of 2011 as longer duration assets outperformed shorter duration assets and commodity inflation failed to lift broad-based inflation concerns.  We believe the Fund’s investment focus on high-quality, short-to-intermediate duration corporate bonds well positions it in this increasingly dynamic market environment.

Total Return
Six Months Ended
June 30, 2011
LKCM Fixed Income Fund	2.31%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index	2.47%

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund launched on May 2, 2011.  Since inception, the Fund has outperformed its benchmark, the Russell 2500 Index.  The Fund benefited from stock selection in the Energy and Materials sectors, while stock selection in the Industrials and Consumer Discretionary sectors detracted from the Fund’s performance.  We believe that the Fund benefited from the markets renewed interest in higher quality companies and in our opinion this trend should continue going forward.

Total Return
Since Inception
(May 2, 2011 through June 30, 2011)
LKCM Small-Mid Cap Equity Fund	-1.40%
Russell 2500 Index	-3.38%

LKCM International Fund

The LKCM International Fund is sub-advised by TT International.  A detailed performance report for the Fund for the six months ended June 30, 2011 can be found on page 6.

J. Luther King, Jr., CFA
July 11, 2011

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 10-27 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is greater for longer-term debt securities.  International investing involves special risk considerations, including fluctuating foreign exchange rates, more limited information available about issuers of securities, foreign government regulations and differing degrees of liquidity, that may adversely affect portfolio securities.  The risks associated with foreign investments are heightened when investing in emerging markets.  These risks are discussed in the Fund’s summary and statutory prospectuses.

The LKCM International Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  Because the Fund may also invest in options and futures contracts, it therefore may not be suitable for all investors.

Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit nor protect against loss in a declining market.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Report from TT International

The LKCM International Fund seeks to achieve a total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) Index.

Six Months Ended June 30, 2011
LKCM International Fund:  3.61%
MSCI EAFE Index: 5.35%

Performance

The Fund lagged its benchmark over the first half of 2011 as outperformance in Q2 was offset by a difficult Q1 when a series of negative factors made for highly challenging conditions. While Q2 was volatile, owing to a slowdown in global growth and the deterioration in the European sovereign debt crisis, equities rose as the strength of corporate profits supported equities.

Over the first half of 2011, the main negative factors were disappointing security selection in Europe and being overweight Japan and underweight Europe. At the sector level, positive security selection in Industrials (Groupe Eurotunnel, EADS, MAN SE) and Consumer Discretionary (Porsche, Volkswagen, Continental) was more than offset by disappointing performance in Financials and Utilities.

The Fund remains overweight Japan and underweight Europe and the Far East (excluding Japan). We believe Japan remains an attractively valued market. The Japanese economy has recovered well from the earthquake in March and, in our opinion, should start to benefit from the reconstruction effort following the disaster supported by government stimulus measures. The Fund’s exposure to Europe has increased. It remains overweight Germany which has been remarkably strong economically but it is underweight peripheral Europe. In terms of sectors, the Fund’s main overweight positions are Industrials, Consumer Discretionary and Materials. In Consumer Discretionary, we remain positive on the autos sector in both Europe and Japan. The Fund remains significantly overweight European Industrials with positions in a range of stocks. The Fund also has exposure to aerospace and defense. Within Materials, we believe European mining stocks continue to offer good value as commodity prices should remain well-supported.

Outlook

In the U.S. the Democrats and Republicans spent the month of June locked in negotiations over the issue of raising the debt ceiling. An agreement came but only at the eleventh hour and it was not enough to prevent ratings agency Standard & Poor’s from downgrading the U.S. from triple-A to AA+. This situation has unnerved investors and above all underlined our view that debt in the world’s largest economy is still far too high. The first half of 2011 was weak for the U.S. economy due to a sharp slowing in consumption caused by the higher oil price and the weak labour market. A stabilization in commodity prices and a robust corporate sector should lead to a pick up, albeit modest, in the second half of 2011.

Europe’s economy remains solid but continues to slow. Germany has reverted to a rate of growth closer to trend but we believe should be on course to achieve solid expansion this year while a number of its regional counterparts are hitting the buffers. Germany’s manufacturing sector is ramping up hiring in order to keep up with high levels of external demand and against this backdrop of strong labour market conditions, retail sales have recently picked up sharply. With unemployment at a 20-year low, we think that consumer spending should be supportive going forward but manufacturing will remain the primary driver of growth. Turning to peripheral Europe, the recently-agreed package of measures aimed at shoring up Greece and other countries’ finances showed that European Union officials are prepared to take serious action. But the market has been unconvinced by the bailout and peripheral bond yields, notably Spain’s and Italy’s, have stayed uncomfortably high. Moving forward, the European Financial Stability Facility may have to be expanded even further and the European Central Bank may have to consider creating a Eurobond if the union is to survive in its current form.

Japan continues to recover rapidly from the earthquake. Industrial production is growing at a brisk pace and manufacturers are forecasting that this will continue in the coming months. The confidence within the manufacturing sector led to companies taking on staff for the first time since the earthquake in July. Retail sales and household spending are also rising and we believe the conditions are in place for that to continue.

It still seems likely that Chinese inflation, which has been a great worry for markets, is close to peaking. While the central bank raised rates for the third time this year in June there are signs that monetary tightening and slack global demand is leading to the necessary slowdown in the rate of growth. In the wider region the picture has become more mixed with the slowdown in the global economy resulting in a degree of moderation in exports and industrial production. In general though, we believe growth in Asia remains robust but a number of central banks in Asia are behind the curve and will have to continue or in some cases accelerate monetary tightening. India is a pertinent example having recently hiked interest rates by 0.5% but with inflation still running at 6% they, along with certain others in the region, have more work to do.

It is hard to be particularly positive at present. We believe sentiment has reached capitulation levels but equity valuations are attractive on an absolute basis and also relative to bonds. While the economic backdrop has deteriorated it is our view that the corporate sector remains in very good shape with companies sitting on large, in some cases record, cash piles.

TT International
August 1, 2011

Past performance is not a guarantee of future results.

LKCM Funds Expense Example — June 30, 2011 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/11-6/30/11).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced, Fixed Income and International Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/11	6/30/11	1/1/11 - 6/30/11
Actual	$1,000.00	$1,154.00	$5.07
Hypothetical (5% return before expense)	$1,000.00	$1,020.08	$4.76

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/11	6/30/11	1/1/11 - 6/30/11
Actual	$1,000.00	$1,152.40	$6.40
Hypothetical (5% return before expense)	$1,000.00	$1,018.84	$6.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/2/11	6/30/11	5/1/11 - 6/30/11
Actual	$1,000.00	$ 986.00	$1.66
Hypothetical (5% return before expense)	$1,000.00	$1,006.68	$1.68

*
Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period since inception, multiplied by 61/365 to reflect the period since the Fund’s inception on 5/1/11.

	LKCM Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/11	6/30/11	1/1/11 - 6/30/11
Actual	$1,000.00	$1,071.80	$4.11
Hypothetical (5% return before expense)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/11	6/30/11	1/1/11 - 6/30/11
Actual	$1,000.00	$1,057.30	$4.08
Hypothetical (5% return before expense)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/11	6/30/11	1/1/11 - 6/30/11
Actual	$1,000.00	$1,023.10	$3.26
Hypothetical (5% return before expense)	$1,000.00	$1,021.57	$3.26

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM International Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/11	6/30/11	1/1/11 - 6/30/11
Actual	$1,000.00	$1,036.10	$6.06
Hypothetical (5% return before expense)	$1,000.00	$1,018.84	$6.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — June 30, 2011 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund	LKCM Balanced Fund

LKCM Fixed Income Fund	LKCM International Fund

LKCM Small Cap Equity Fund
Schedule of Investments
June 30, 2011 (Unaudited)

COMMON STOCKS - 96.0%	Shares	Value
Aerospace & Defense - 1.4%
Hexcel Corporation (a)	556,100	$12,173,029

Air Freight & Logistics - 0.9%
UTI Worldwide, Inc. (b)	399,850	7,873,047

Auto Components - 1.2%
Group 1 Automotive, Inc.	240,125	9,888,347

Banks - 4.2%
Glacier Bancorp, Inc.	470,530	6,342,744
Home Bancshares Inc.	261,050	6,171,222
Prosperity Bancshares, Inc.	194,275	8,513,131
Texas Capital Bancshares, Inc. (a)	302,600	7,816,158
Umpqua Holdings Corporation	586,500	6,785,805
		35,629,060
Biotechnology - 1.3%
PAREXEL International Corporation (a)	471,650	11,112,074

Capital Markets - 1.1%
Evercore Partners, Inc. - Class A	286,921	9,560,208

Chemicals - 1.8%
Calgon Carbon Corporation (a)	377,075	6,410,275
Cytec Industries Inc.	158,200	9,047,458
		15,457,733
Commercial Services & Supplies - 3.5%
Insperity, Inc.	383,700	11,361,357
Interface, Inc. - Class A	588,150	11,392,466
Mobile Mini, Inc. (a)	332,875	7,053,621
		29,807,444
Communications Equipment - 3.9%
Arris Group Inc. (a)	480,600	5,579,766
Brocade Communications
Systems, Inc. (a)	1,691,200	10,925,152
Emulex Corporation (a)	785,600	6,756,160
NICE Systems Limited - ADR (a) (b)	274,125	9,967,185
		33,228,263
Computers & Peripherals - 0.4%
SMART Technologies Inc. - Class A (a)(b)	590,225	3,364,283

Consumer Finance - 3.0%
Cash America International, Inc.	213,825	12,374,053
First Cash Financial Services, Inc. (a)	317,051	13,312,971
		25,687,024
Containers & Packaging - 1.0%
Silgan Holdings Inc.	205,150	8,404,996

Distributors - 1.0%
LKQ Corporation (a)	319,100	8,325,319

Diversified Consumer Services - 1.2%
American Public Education Inc. (a)	231,025	10,282,923

Electrical Equipment & Instruments - 3.9%
Belden Inc.	267,200	9,314,592
Franklin Electric Co., Inc.	189,265	8,885,992
II-VI, Incorporated (a)	262,850	6,728,960
Woodward Inc.	232,750	8,113,665
		33,043,209
Electronic Equipment & Instruments - 2.6%
Anixter International Inc.	119,800	7,827,732
National Instruments Corporation	300,600	8,924,814
Rofin-Sinar Technologies, Inc. (a)	167,575	5,722,686
		22,475,232
Energy Equipment & Services - 2.8%
Atwood Oceanics, Inc. (a)	151,800	6,698,934
CARBO Ceramics Inc.	63,900	10,412,505
Dril-Quip, Inc. (a)	100,400	6,810,132
		23,921,571
Food & Drug Retailing - 1.1%
Ruddick Corporation	213,000	9,274,020

Food Products - 0.4%
SunOpta Inc. (a) (b)	540,287	3,841,441

Health Care Equipment & Supplies - 4.3%
DexCom Inc. (a)	148,050	2,145,244
MWI Veterinary Supply, Inc. (a)	174,150	14,066,096
PerkinElmer, Inc.	329,800	8,874,918
Zoll Medical Corporation (a)	201,050	11,391,493
		36,477,751
Health Care Providers & Services - 4.5%
Computer Programs and Systems, Inc.	136,725	8,679,303
Health Management
Associates Inc. - Class A (a)	814,500	8,780,310
HMS Holdings Corporation (a)	136,300	10,477,381
PSS World Medical, Inc. (a)	395,900	11,089,159
		39,026,153
Hotels, Restaurants & Leisure - 1.0%
BJ’s Restaurants, Inc. (a)	158,700	8,309,532

Household Durables - 0.8%
Tempur-Pedic International Inc. (a)	107,075	7,261,827

Industrial Conglomerates - 0.8%
Raven Industries, Inc.	123,150	6,860,686

Insurance - 1.1%
AmTrust Financial Services, Inc.	414,639	9,445,476

Internet Software & Services - 3.6%
The Active Network, Inc. (a)	338,200	5,952,320
Digital River, Inc. (a)	276,100	8,879,376
LivePerson, Inc. (a)	679,350	9,606,009
LogMeIn, Inc. (a)	168,750	6,508,687
		30,946,392
Leisure Equipment & Products - 0.8%
Brunswick Corporation	348,375	7,106,850

The accompanying notes are an integral part of these financial statements.

LKCM Small Cap Equity Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

COMMON STOCKS	Shares	Value
Machinery - 9.5%
Actuant Corporation - Class A	351,050	$9,418,671
Albany International
Corporation - Class A	242,725	6,405,513
Astec Industries, Inc. (a)	264,400	9,777,512
CIRCOR International, Inc.	212,900	9,118,507
CLARCOR Inc.	187,400	8,860,272
EnPro Industries, Inc. (a)	219,750	10,563,383
Harsco Corporation	236,300	7,703,380
The Middleby Corporation (a)	102,950	9,681,418
Westport Innovations Inc. (a) (b)	420,846	10,108,721
		81,637,377
Marine - 1.0%
Kirby Corporation (a)	145,850	8,265,319

Media - 2.8%
Cinemark Holdings, Inc.	494,675	10,244,719
Live Nation Inc. (a)	619,100	7,101,077
National CineMedia, Inc.	372,700	6,302,357
		23,648,153
Metals & Mining - 3.0%
Carpenter Technology Corporation	264,550	15,259,244
Haynes International, Inc.	176,103	10,906,059
		26,165,303
Oil & Gas & Consumable Fuels - 6.7%
Approach Resources Inc. (a)	425,953	9,656,354
Brigham Exploration Company (a)	264,400	7,913,492
Gulfport Energy Corporation (a)	262,775	7,801,790
Oasis Petroleum Inc. (a)	281,450	8,353,436
Rosetta Resources, Inc. (a)	298,103	15,364,229
SM Energy Company	115,350	8,475,918
		57,565,219
Paper & Forest Products - 0.8%
Louisiana-Pacific Corporation (a)	863,100	7,025,634

Pharmaceuticals - 0.8%
Endo Pharmaceuticals Holdings Inc. (a)	177,550	7,132,183

Real Estate Investment Trusts - 0.9%
Potlatch Corporation	207,850	7,330,870

Semiconductor Equipment & Products - 1.0%
Cirrus Logic, Inc. (a)	527,725	8,390,827

Software - 5.2%
Aspen Technology, Inc. (a)	594,400	10,211,792
MicroStrategy Incorporated - Class A (a)	75,137	12,223,287
Pegasystems Inc.	285,808	13,304,362
TIBCO Software Inc. (a)	309,025	8,967,906
		44,707,347
Specialty Retail - 5.9%
DSW Inc. - Class A (a)	270,700	13,700,127
Hibbett Sports Inc. (a)	228,953	9,320,677
Monro Muffler Brake, Inc.	245,208	9,143,806
Tractor Supply Company	134,126	8,970,347
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	153,275	9,898,499
		51,033,456
Textiles, Apparel & Luxury Goods - 2.4%
Crocs, Inc. (a)	563,300	14,504,975
The Warnaco Group, Inc. (a)	121,600	6,353,600
		20,858,575
Trading Companies & Distributors - 1.5%
WESCO International, Inc. (a)	237,575	12,850,432

Wireless Telecommunication Services - 0.9%
Leap Wireless International, Inc. (a)	461,950	7,497,448

TOTAL COMMON STOCKS
(Cost $565,089,101)		822,892,033

SHORT-TERM INVESTMENTS - 4.1%
Money Market Funds (c) - 4.1%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.00%	11,366,574	11,366,574
Federated Government Obligations
Fund - Institutional Shares, 0.01%	23,542,774	23,542,774

TOTAL SHORT-TERM INVESTMENTS
(Cost $34,909,348)		34,909,348

Total Investments - 100.1%
(Cost $599,998,449)		857,801,381
Liabilities in Excess of Other Assets - (0.1)%		(448,822)
TOTAL NET ASSETS - 100.0%		$857,352,559

ADR  American Depository Receipt.
(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Small-Mid Cap Equity Fund
Schedule of Investments
June 30, 2011 (Unaudited)

COMMON STOCKS - 84.9%	Shares	Value
Aerospace & Defense - 2.2%
BE Aerospace, Inc. (a)	4,140	$168,953

Air Freight & Logistics - 1.6%
UTI Worldwide, Inc. (b)	6,200	122,078

Banks - 1.8%
Prosperity Bancshares, Inc.	3,125	136,938

Beverages - 1.5%
Constellation Brands, Inc. - Class A (a)	5,575	116,071

Biotechnology - 1.6%
PAREXEL International Corporation (a)	5,135	120,981

Capital Markets - 3.7%
Affiliated Managers Group, Inc. (a)	1,475	149,639
Raymond James Financial, Inc.	4,195	134,869
		284,508
Chemicals - 4.0%
Cytec Industries Inc.	2,620	149,838
FMC Corporation	1,800	154,836
		304,674
Communications Equipment - 2.1%
Brocade Communications Systems, Inc. (a)	25,445	164,375

Consumer Finance - 1.8%
Cash America International, Inc.	2,450	141,781

Containers & Packaging - 1.5%
Silgan Holdings Inc.	2,850	116,765

Distributors - 1.9%
LKQ Corporation (a)	5,725	149,365

Diversified Financial Services - 3.7%
Jones Lang LaSalle Incorporated	1,645	155,123
The NASDAQ OMX Group, Inc. (a)	5,025	127,133
		282,256
Electrical Equipment & Instruments - 2.2%
AMETEK, Inc.	3,700	166,130

Electronic Equipment & Instruments - 3.2%
Anixter International Inc.	1,825	119,246
National Instruments Corporation	4,225	125,440
		244,686
Energy Equipment & Services - 2.3%
Core Laboratories N.V. (b)	1,565	174,560

Health Care Equipment & Supplies - 1.6%
PerkinElmer, Inc.	4,675	125,804

Health Care Providers & Services - 4.8%
Allscripts Healthcare Solutions, Inc. (a)	5,800	112,636
Health Management
Associates Inc. - Class A (a)	11,375	122,622
HMS Holdings Corporation (a)	1,740	133,754
		369,012
Hotels, Restaurants & Leisure - 1.1%
Chipotle Mexican Grill, Inc. (a)	275	84,752

Household Durables - 1.6%
Williams-Sonoma, Inc.	3,450	125,891

Leisure Equipment & Products - 1.9%
Brunswick Corporation	7,250	147,900

Machinery - 7.1%
Actuant Corporation - Class A	4,750	127,442
AGCO Corporation (a)	2,705	133,519
Gardner Denver Inc.	1,880	158,014
Terex Corporation (a)	4,275	121,624
		540,599
Metals & Mining - 2.3%
Carpenter Technology Corporation	3,015	173,905

Oil & Gas & Consumable Fuels - 7.2%
Brigham Exploration Company (a)	4,650	139,174
Range Resources Corporation	1,600	88,800
Rosetta Resources, Inc. (a)	3,350	172,659
SM Energy Company	2,025	148,797
		549,430
Pharmaceuticals - 2.0%
Endo Pharmaceuticals Holdings Inc. (a)	3,725	149,633

Semiconductor Equipment & Products - 1.6%
Cirrus Logic, Inc. (a)	7,625	121,237

Software - 6.0%
ANSYS, Inc. (a)	2,225	121,640
Nuance Communications, Inc. (a)	8,025	172,297
Pegasystems Inc.	25	1,164
TIBCO Software Inc. (a)	5,600	162,512
		457,613
Specialty Retail - 6.9%
Dick’s Sporting Goods, Inc. (a)	3,775	145,149
DSW Inc. - Class A (a)	2,900	146,769
O’Reilly Automotive, Inc. (a)	1,300	85,163
Tractor Supply Company	2,225	148,808
		525,889
Textiles, Apparel & Luxury Goods - 1.4%
The Warnaco Group, Inc. (a)	2,075	108,419

Trading Companies & Distributors - 1.6%
WESCO International, Inc. (a)	2,250	121,703

Wireless Telecommunication Services - 2.7%
MetroPCS Communications, Inc. (a)	11,850	203,939

TOTAL COMMON STOCKS
(Cost $6,438,280)		6,499,847

The accompanying notes are an integral part of these financial statements.

LKCM Small-Mid Cap Equity Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

SHORT-TERM INVESTMENTS - 14.2%	Shares	Value
Money Market Funds (c) - 14.2%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.00%	217,000	$217,000
Federated Government Obligations
Fund - Institutional Shares, 0.01%	217,000	217,000
Federated Treasury Obligations
Fund - Institutional Shares, 0.01%	217,000	217,000
SEI Daily Income Trust Government
Fund - Class A, 0.05%	217,000	217,000
The Treasury Portfolio -
Institutional Shares, 0.00%	217,000	217,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,085,000)		1,085,000

Total Investments - 99.1%
(Cost $7,523,280)		7,584,847
Other Assets in Excess of Liabilities - 0.9%		68,161
TOTAL NET ASSETS - 100.0%		$7,653,008

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments
June 30, 2011 (Unaudited)

COMMON STOCKS - 94.3%	Shares	Value
Aerospace & Defense - 3.3%
Honeywell International Inc.	23,000	$1,370,570
Rockwell Collins, Inc.	25,400	1,566,926
		2,937,496
Banks - 6.7%
Cullen/Frost Bankers, Inc.	28,000	1,591,800
Glacier Bancorp, Inc.	64,000	862,720
Hancock Holding Company	30,000	929,400
Prosperity Bancshares, Inc.	24,000	1,051,680
Texas Capital Bancshares, Inc. (a)	18,000	464,940
Wells Fargo & Company	40,000	1,122,400
		6,022,940
Beverages - 3.2%
The Coca-Cola Company	17,000	1,143,930
PepsiCo, Inc.	24,000	1,690,320
		2,834,250
Biotechnology - 1.3%
Celgene Corporation (a)	20,000	1,206,400

Capital Markets - 0.7%
Northern Trust Corporation	14,000	643,440

Chemicals - 7.1%
Air Products and Chemicals, Inc.	9,000	860,220
Calgon Carbon Corporation (a)	22,000	374,000
E. I. du Pont de Nemours and Company	29,800	1,610,690
FMC Corporation	24,000	2,064,480
Monsanto Company	20,000	1,450,800
		6,360,190
Commercial Services & Supplies - 2.1%
Republic Services, Inc.	24,100	743,485
Robert Half International, Inc.	15,000	405,450
Waste Connections, Inc.	24,000	761,520
		1,910,455
Computers & Peripherals - 5.0%
Apple Inc. (a)	3,300	1,107,711
EMC Corporation (a)	59,400	1,636,470
International Business
Machines Corporation	10,000	1,715,500
		4,459,681
Construction & Engineering - 0.7%
Foster Wheeler AG (a)(b)	20,000	607,600

Construction Materials - 1.5%
Martin Marietta Materials, Inc.	16,600	1,327,502

Containers & Packaging - 1.2%
Ball Corporation	27,300	1,049,958

Diversified Financial Services - 1.0%
JPMorgan Chase & Co.	21,450	878,163

Diversified Telecommunication Services - 1.2%
AT&T Inc.	33,800	1,061,658

Electrical Equipment & Instruments - 4.1%
Emerson Electric Co.	25,200	1,417,500
Franklin Electric Co., Inc.	20,000	939,000
Roper Industries, Inc.	15,990	1,331,967
		3,688,467
Electronic Equipment & Instruments - 2.4%
National Instruments Corporation	40,000	1,187,600
Trimble Navigation Limited (a)	25,000	991,000
		2,178,600
Energy Equipment & Services - 0.7%
National Oilwell Varco Inc.	8,000	625,680

Food & Drug Retailing - 2.0%
CVS Caremark Corporation	10,000	375,800
Walgreen Company	33,000	1,401,180
		1,776,980
Health Care Equipment & Supplies - 6.0%
Covidien plc (b)	23,000	1,224,290
DENTSPLY International Inc.	40,000	1,523,200
PerkinElmer, Inc.	50,000	1,345,500
Thermo Fisher Scientific, Inc. (a)	20,000	1,287,800
		5,380,790
Health Care Providers & Services - 0.7%
Express Scripts, Inc. (a)	11,000	593,780

Household Products - 3.3%
Energizer Holdings, Inc. (a)	5,800	419,688
Kimberly-Clark Corporation	12,000	798,720
The Procter & Gamble Company	28,000	1,779,960
		2,998,368
Internet Catalog & Retail - 0.9%
Amazon.com, Inc. (a)	4,000	817,960

Internet Software & Services - 1.6%
Akamai Technologies, Inc. (a)	25,000	786,750
Google Inc. - Class A (a)	1,200	607,656
		1,394,406
Leisure Equipment & Products - 1.2%
Brunswick Corporation	55,000	1,122,000

Machinery - 1.8%
Danaher Corporation	30,000	1,589,700

Marine - 1.6%
Kirby Corporation (a)	25,000	1,416,750

Media - 2.3%
Cinemark Holdings, Inc.	25,000	517,750
Comcast Corporation - Class A	25,500	646,170
Time Warner Inc.	25,000	909,250
		2,073,170

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

COMMON STOCKS	Shares	Value
Metals & Mining - 1.9%
Newmont Mining Corporation	13,000	$701,610
Titanium Metals Corporation	53,200	974,624
		1,676,234
Oil & Gas & Consumable Fuels - 11.0%
Cabot Oil & Gas Corporation	19,650	1,302,992
ConocoPhillips	20,000	1,503,800
EOG Resources, Inc.	12,000	1,254,600
Exxon Mobil Corporation	24,000	1,953,120
Noble Energy, Inc.	10,000	896,300
Peabody Energy Corporation	13,100	771,721
Range Resources Corporation	18,000	999,000
SM Energy Company	8,000	587,840
The Williams Companies, Inc.	20,000	605,000
		9,874,373
Pharmaceuticals - 4.2%
Abbott Laboratories	21,900	1,152,378
Johnson & Johnson	18,000	1,197,360
Pfizer Inc.	70,000	1,442,000
		3,791,738
Real Estate - 0.8%
CB Richard Ellis Group, Inc. - Class A (a)	30,000	753,300

Road & Rail - 1.8%
Kansas City Southern (a)	8,500	504,305
Union Pacific Corporation	11,000	1,148,400
		1,652,705
Semiconductor Equipment & Products - 0.7%
Texas Instruments, Incorporated	18,000	590,940

Software - 4.8%
Adobe Systems Incorporated (a)	40,000	1,258,000
Microsoft Corporation	19,000	494,000
Nuance Communications, Inc. (a)	45,000	966,150
Oracle Corporation	48,900	1,609,299
		4,327,449
Specialty Retail - 4.7%
PetSmart, Inc.	30,000	1,361,100
Tiffany & Co.	18,000	1,413,360
Tractor Supply Company	22,000	1,471,360
		4,245,820
Textiles, Apparel & Luxury Goods - 0.8%
VF Corporation	7,000	759,920

TOTAL COMMON STOCKS
(Cost $63,928,635)		84,628,863

SHORT-TERM INVESTMENTS - 5.7%
Money Market Funds (c) - 5.7%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.00%	2,625,086	2,625,086
Federated Government Obligations
Fund - Institutional Shares, 0.01%	2,512,969	2,512,969

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,138,055)		5,138,055

Total Investments - 100.0%
(Cost $69,066,690)		89,766,918
Other Assets in Excess of Liabilities - 0.0%		21,680
TOTAL NET ASSETS - 100.0%		$89,788,598

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments
June 30, 2011 (Unaudited)

COMMON STOCKS - 70.1%	Shares	Value
Aerospace & Defense - 2.6%
General Dynamics Corporation	1,700	$126,684
Raytheon Company	3,132	156,130
Rockwell Collins, Inc.	3,400	209,746
		492,560
Air Freight & Logistics - 0.9%
United Parcel Service, Inc. - Class B	2,400	175,032

Banks - 2.7%
Bank of America Corporation	13,800	151,248
Cullen/Frost Bankers, Inc.	2,800	159,180
Wells Fargo & Company	7,000	196,420
		506,848
Beverages - 2.1%
The Coca-Cola Company	2,900	195,141
PepsiCo, Inc.	3,000	211,290
		406,431
Biotechnology - 2.2%
Celgene Corporation (a)	4,000	241,280
Charles River Laboratories
International, Inc. (a)	4,600	186,990
		428,270
Capital Markets - 1.5%
The Bank of New York Mellon Corporation	4,470	114,521
Lazard Ltd. - Class A (b)	4,800	178,080
		292,601
Chemicals - 3.6%
Air Products and Chemicals, Inc.	1,800	172,044
E. I. du Pont de Nemours and Company	2,900	156,745
FMC Corporation	2,400	206,448
Monsanto Company	2,100	152,334
		687,571
Commercial Services & Supplies - 1.7%
Robert Half International, Inc.	4,200	113,526
Waste Management, Inc.	5,500	204,985
		318,511
Communications Equipment - 1.2%
Cisco Systems, Inc.	5,700	88,977
Harris Corporation	3,200	144,192
		233,169
Computers & Peripherals - 4.2%
Apple Inc. (a)	900	302,103
EMC Corporation (a)	8,600	236,930
International Business Machines Corporation	1,500	257,325
		796,358
Construction Materials - 0.9%
Martin Marietta Materials, Inc.	2,100	167,937

Containers & Packaging - 0.8%
Ball Corporation	3,700	142,302

Diversified Financial Services - 1.1%
JPMorgan Chase & Co.	4,900	200,606

Diversified Telecommunication Services - 1.2%
AT&T Inc.	7,500	235,575

Electrical Equipment & Instruments - 1.0%
Emerson Electric Co.	3,300	185,625

Electronic Equipment & Instruments - 1.2%
National Instruments Corporation	7,500	222,675

Energy Equipment & Services - 1.1%
Schlumberger Limited (b)	2,500	216,000

Food & Drug Retailing - 4.0%
CVS Caremark Corporation	5,100	191,658
The Kroger Co.	8,200	203,360
Walgreen Company	4,300	182,578
Wal-Mart Stores, Inc.	3,400	180,676
		758,272
Health Care Equipment & Supplies - 2.2%
PerkinElmer, Inc.	8,500	228,735
Thermo Fisher Scientific, Inc. (a)	3,100	199,609
		428,344
Health Care Providers & Services - 0.9%
Express Scripts, Inc. (a)	3,300	178,134

Household Products - 2.7%
Colgate-Palmolive Company	2,300	201,043
Kimberly-Clark Corporation	1,700	113,152
The Procter & Gamble Company	3,200	203,424
		517,619
Industrial Conglomerates - 1.0%
General Electric Company	10,480	197,653

Insurance - 1.1%
Prudential Financial, Inc.	3,400	216,206

Internet Catalog & Retail - 1.3%
Amazon.com, Inc. (a)	1,200	245,388

Internet Software & Services - 0.8%
Google Inc. - Class A (a)	300	151,914

IT Consulting & Services - 2.2%
Accenture plc - Class A (b)	3,400	205,428
Automatic Data Processing, Inc.	4,200	221,256
		426,684
Machinery - 1.2%
Danaher Corporation	4,400	233,156

Media - 4.0%
CBS Corporation - Class B	9,400	267,806
DIRECTTV - Class A (a)	3,300	167,706
Time Warner Inc.	5,000	181,850
The Walt Disney Company	4,000	156,160
		773,522
The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

COMMON STOCKS	Shares	Value
Multiline Retail - 0.9%
Kohl’s Corporation	3,600	$180,036

Oil & Gas & Consumable Fuels - 7.5%
Cabot Oil & Gas Corporation	4,400	291,764
Chevron Corporation	1,795	184,598
Denbury Resources Inc. (a)	7,000	140,000
Devon Energy Corporation	1,700	133,977
EOG Resources, Inc.	1,600	167,280
Exxon Mobil Corporation	3,932	319,986
SM Energy Company	2,800	205,744
		1,443,349
Pharmaceuticals - 3.2%
Abbott Laboratories	3,900	205,218
Novartis AG - ADR (b)	3,215	196,469
Teva Pharmaceutical
Industries Ltd. - ADR (b)	4,400	212,168
		613,855
Software - 3.1%
Adobe Systems Incorporated (a)	5,900	185,555
Nuance Communications, Inc. (a)	10,400	223,288
Oracle Corporation	5,500	181,005
		589,848
Specialty Retail - 3.0%
The Home Depot, Inc.	5,200	188,344
O’Reilly Automotive, Inc. (a)	2,800	183,428
PetSmart, Inc.	4,300	195,091
		566,863
Textiles, Apparel & Luxury Goods - 1.0%
VF Corporation	1,800	195,408

TOTAL COMMON STOCKS
(Cost $9,580,090)		13,424,322

	Principal
CORPORATE BONDS - 29.1%	Amount
Air Freight & Logistics - 0.3%
United Parcel Service, Inc.
3.875%, 04/01/2014	$50,000	53,916

Banks - 0.4%
Wells Fargo & Company
5.25%, 10/23/2012	75,000	79,157

Beverages - 2.0%
Anheuser-Busch Inbev Worldwide Inc.
3.00%, 10/15/2012	150,000	154,066
The Coca-Cola Company
5.35%, 11/15/2017	100,000	116,068
PepsiCo, Inc.
4.65%, 02/15/2013	100,000	106,306
		376,440
Biotechnology - 0.5%
Celgene Corporation
2.45%, 10/15/2015	100,000	99,503

Capital Markets - 1.7%
The Bank of New York Mellon Corporation
3.10%, 01/15/2015	175,000	182,480
The Goldman Sachs Group, Inc.:
5.25%, 04/01/2013	100,000	105,992
5.50%, 11/15/2014	35,000	37,873
		326,345
Chemicals - 2.2%
Airgas, Inc.
2.85%, 10/01/2013	75,000	76,933
E. I. du Pont de Nemours and Company
3.25%, 01/15/2015	75,000	78,655
Eastman Chemical Company
3.00%, 12/15/2015	100,000	101,612
Praxair, Inc.:
1.75%, 11/15/2012	60,000	60,845
2.125%, 06/14/2013	100,000	102,570
		420,615
Computers & Peripherals - 1.9%
Dell Inc.
3.375%, 06/15/2012	100,000	102,489
Hewlett-Packard Company
4.50%, 03/01/2013	100,000	105,947
International Business
Machines Corporation
2.10%, 05/06/2013	150,000	153,893
		362,329
Containers & Packaging - 0.4%
Ball Corporation
7.125%, 09/01/2016
Callable 09/01/2013	75,000	82,125

Diversified Financial Services - 0.9%
JPMorgan Chase & Co.:
1.65%, 09/30/2013	100,000	101,121
2.05%, 01/24/2014	75,000	75,605
		176,726
Diversified Telecommunication Services - 1.3%
AT&T Inc.
5.10%, 09/15/2014	125,000	137,470
Verizon Communications Inc.
3.00%, 04/01/2016	100,000	102,254
		239,724
Electric Utilities - 1.0%
Duke Energy Corporation
3.95%, 09/15/2014	135,000	143,679

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

	Principal
CORPORATE BONDS	Amount	Value
Electric Utilities - 1.0%, Continued
Georgia Power Company
1.30%, 09/15/2013	$50,000	$50,357
		194,036
Electrical Equipment & Instruments - 0.4%
Emerson Electric Co.
4.50%, 05/01/2013	75,000	79,888

Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc.
2.50%, 07/15/2013	125,000	127,335

Food & Drug Retailing - 1.4%
CVS Caremark Corporation:
3.25%, 05/18/2015	50,000	51,939
5.75%, 06/01/2017	100,000	112,460
Wal-Mart Stores, Inc.
4.55%, 05/01/2013	100,000	107,035
		271,434
Food Products - 0.7%
Kraft Foods Inc.
2.625%, 05/08/2013	75,000	77,194
McCormick & Company, Incorporated
5.25%, 09/01/2013	50,000	54,489
		131,683
Health Care Equipment & Supplies - 1.9%
Covidien International Finance S.A. (b):
1.875%, 06/15/2013	134,000	136,353
2.80%, 06/15/2015	50,000	51,313
Thermo Fisher Scientific, Inc.:
2.15%, 12/28/2012	70,000	71,313
3.20%, 05/01/2015	110,000	114,449
		373,428
Health Care Providers & Services - 0.5%
McKesson Corporation
3.25%, 03/01/2016	100,000	103,215

Industrial Conglomerates - 0.6%
General Electric Company
5.00%, 02/01/2013	100,000	106,180

Insurance - 1.2%
Berkshire Hathaway Inc.
4.85%, 01/15/2015	100,000	110,493
Prudential Financial, Inc.
3.625%, 09/17/2012	125,000	128,364
		238,857
Internet & Catalog Retail - 0.7%
eBay Inc.
0.875%, 10/15/2013	125,000	124,791

Machinery - 0.7%
Danaher Corporation
1.30%, 06/23/2014	125,000	125,018

Media - 1.1%
DIRECTTV Holdings LLC
3.55%, 03/15/2015	100,000	104,571
Time Warner Inc.
3.15%, 07/15/2015	100,000	103,515
		208,086
Oil & Gas & Consumable Fuels - 3.6%
Apache Corporation
5.625%, 01/15/2017	75,000	86,597
ConocoPhillips
5.50%, 04/15/2013	100,000	108,243
Enterprise Products Operating LLC
4.60%, 08/01/2012	100,000	103,885
EOG Resources, Inc.
6.125%, 10/01/2013	100,000	110,667
Noble Energy, Inc.
5.25%, 04/15/2014	100,000	108,990
Occidental Petroleum Corporation
1.45%, 12/13/2013	75,000	75,865
Shell International Finance BV (b)
1.875%, 03/25/2013	100,000	102,195
		696,442
Pharmaceuticals - 0.9%
Abbott Laboratories
5.15%, 11/30/2012	50,000	53,173
Teva Pharmaceutical Industries Ltd. (b)
3.00%, 06/15/2015	125,000	128,745
		181,918
Semiconductor Equipment & Products - 0.6%
National Semiconductor Corporation
3.95%, 04/15/2015	100,000	106,408

Software - 1.5%
Adobe Systems Incorporated
3.25%, 02/01/2015	125,000	130,361
Oracle Corporation
3.75%, 07/08/2014	150,000	160,925
		291,286
TOTAL CORPORATE BONDS
(Cost $5,404,469)		5,576,885

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

SHORT-TERM INVESTMENTS - 0.6%	Shares	Value
Money Market Funds (c) - 0.6%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	119,208	$119,208

TOTAL SHORT-TERM INVESTMENTS
(Cost $119,208)		119,208

Total Investments - 99.8%
(Cost $15,103,767)		19,120,415
Other Assets in Excess of Liabilities - 0.2%		33,709
TOTAL NET ASSETS - 100.0%		$19,154,124

ADR  American Depository Receipt.
(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments
June 30, 2011 (Unaudited)

	Principal
CORPORATE BONDS - 91.0%	Amount	Value
Aerospace & Defense - 3.8%
General Dynamics Corporation:
4.25%, 05/15/2013	$250,000	$266,893
5.25%, 02/01/2014	225,000	249,345
5.375%, 08/15/2015	1,375,000	1,555,210
Honeywell International Inc.:
4.25%, 03/01/2013	1,300,000	1,376,418
3.875%, 02/15/2014	270,000	290,260
Lockheed Martin Corporation
7.65%, 05/01/2016	1,250,000	1,534,509
Rockwell Collins, Inc.
4.75%, 12/01/2013	430,000	461,741
United Technologies Corporation
6.10%, 05/15/2012	700,000	734,474
		6,468,850
Air Freight & Logistics - 0.4%
United Parcel Service, Inc.
3.875%, 04/01/2014	625,000	673,945

Banks - 1.6%
Bank of America Corporation:
7.375%, 05/15/2014	1,000,000	1,124,930
5.375%, 06/15/2014	1,025,000	1,097,366
Frost National Bank
6.875%, 08/01/2011	500,000	501,990
		2,724,286
Beverages - 3.3%
Anheuser-Busch Inbev Worldwide Inc.
3.00%, 10/15/2012	2,000,000	2,054,210
The Coca-Cola Company:
3.625%, 03/15/2014	400,000	426,655
5.35%, 11/15/2017	1,500,000	1,741,026
PepsiCo, Inc.:
4.65%, 02/15/2013	1,035,000	1,100,270
7.90%, 11/01/2018	214,000	276,195
		5,598,356
Biotechnology - 1.8%
Celgene Corporation
2.45%, 10/15/2015	2,000,000	1,990,062
Gilead Sciences, Inc.
4.50%, 04/01/2021	1,000,000	1,003,617
		2,993,679
Building Products - 1.8%
Masco Corporation:
5.875%, 07/15/2012	1,645,000	1,701,957
7.125%, 03/15/2020	1,350,000	1,384,136
		3,086,093
Capital Markets - 2.9%
The Bank of New York Mellon Corporation
3.10%, 01/15/2015	738,000	769,544
The Goldman Sachs Group, Inc.:
3.625%, 08/01/2012	1,000,000	1,029,476
5.125%, 01/15/2015	1,000,000	1,073,969
Morgan Stanley
5.00%, 08/31/2025
Callable 08/31/2011	2,000,000	1,982,212
		4,855,201
Chemicals - 4.8%
Airgas, Inc.
2.85%, 10/01/2013	1,160,000	1,189,904
E. I. du Pont de Nemours and Company
3.25%, 01/15/2015	1,775,000	1,861,497
Eastman Chemical Company
3.00%, 12/15/2015	2,000,000	2,032,234
The Lubrizol Corporation
5.50%, 10/01/2014	1,579,000	1,771,682
Praxair, Inc.:
6.375%, 04/01/2012	925,000	965,761
5.25%, 11/15/2014	200,000	224,831
		8,045,909
Commercial Services & Supplies - 0.6%
Republic Services, Inc.
5.50%, 09/15/2019	1,000,000	1,091,933

Communications Equipment - 2.7%
Cisco Systems, Inc.:
2.90%, 11/17/2014	340,000	357,929
5.50%, 02/22/2016	1,000,000	1,138,182
4.95%, 02/15/2019	700,000	761,262
Harris Corporation:
5.00%, 10/01/2015	1,088,000	1,193,299
6.375%, 06/15/2019	900,000	1,032,050
		4,482,722
Computers & Peripherals - 4.7%
Dell Inc.:
3.375%, 06/15/2012	1,175,000	1,204,249
5.625%, 04/15/2014	750,000	834,693
Hewlett-Packard Company:
4.25%, 02/24/2012	200,000	204,848
6.50%, 07/01/2012	700,000	739,463
4.50%, 03/01/2013	1,295,000	1,372,019
International Business
Machines Corporation:
2.10%, 05/06/2013	1,750,000	1,795,412
5.70%, 09/14/2017	1,500,000	1,746,282
		7,896,966

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

	Principal
CORPORATE BONDS	Amount	Value
Containers & Packaging - 3.9%
Ball Corporation:
7.125%, 09/01/2016
Callable 09/01/2013	$1,825,000	$1,998,375
6.625%, 03/15/2018
Callable 09/06/2011	900,000	930,375
5.75%, 05/15/2021
Callable 11/15/2015	2,000,000	2,010,000
Packaging Corp. of America
5.75%, 08/01/2013	1,500,000	1,603,344
		6,542,094
Diversified Telecommunication Services - 4.3%
AT&T Inc.
5.10%, 09/15/2014	1,750,000	1,924,578
CenturyLink Inc.:
5.15%, 06/15/2017	1,000,000	1,002,912
6.15%, 09/15/2019	1,402,000	1,412,329
Verizon Communications Inc.:
5.25%, 04/15/2013	275,000	295,405
5.55%, 02/15/2016	1,000,000	1,127,680
3.00%, 04/01/2016	490,000	501,043
5.50%, 02/15/2018	875,000	974,523
		7,238,470
Electric Utilities - 0.7%
Southern Power Co.
4.875%, 07/15/2015	1,050,000	1,147,361

Electrical Equipment & Instruments - 0.3%
Emerson Electric Co.
4.50%, 05/01/2013	425,000	452,697

Energy Equipment & Services - 1.5%
Baker Hughes Incorporated
6.50%, 11/15/2013	725,000	815,642
Weatherford International, Inc.
6.35%, 06/15/2017	1,550,000	1,756,537
		2,572,179
Food & Drug Retailing - 6.0%
CVS Caremark Corporation:
5.75%, 08/15/2011	675,000	678,900
4.875%, 09/15/2014	330,000	362,269
3.25%, 05/18/2015	1,000,000	1,038,790
5.75%, 06/01/2017	2,750,000	3,092,642
Sysco Corporation
4.20%, 02/12/2013	1,175,000	1,237,260
Walgreen Company
4.875%, 08/01/2013	1,955,000	2,117,251
Wal-Mart Stores, Inc.
4.55%, 05/01/2013	1,400,000	1,498,484
		10,025,596
Food Products - 0.9%
McCormick & Company, Incorporated
5.25%, 09/01/2013	1,450,000	1,580,178

Health Care Equipment & Supplies - 3.2%
Covidien International Finance S.A. (a)
1.875%, 06/15/2013	1,550,000	1,577,215
Medtronic, Inc.
4.50%, 03/15/2014	900,000	978,152
Thermo Fisher Scientific, Inc.:
2.15%, 12/28/2012	1,900,000	1,935,627
3.25%, 11/20/2014	900,000	949,614
		5,440,608
Health Care Providers & Services - 2.7%
Express Scripts, Inc.:
5.25%, 06/15/2012	1,000,000	1,040,617
6.25%, 06/15/2014	1,000,000	1,126,890
McKesson Corporation
3.25%, 03/01/2016	2,275,000	2,348,130
		4,515,637
Hotels, Restaurants & Leisure - 0.7%
McDonald’s Corporation
5.35%, 03/01/2018	1,000,000	1,135,376

Household Durables - 2.7%
Jarden Corporation:
8.00%, 05/01/2016
Callable 05/01/2013	1,000,000	1,090,000
7.50%, 05/01/2017	1,900,000	1,983,125
7.50%, 01/15/2020
Callable 01/01/2015	1,340,000	1,400,300
		4,473,425
Household Products - 1.2%
Kimberly-Clark Corporation
5.625%, 02/15/2012	1,000,000	1,032,929
The Procter & Gamble Company
8.00%, 09/01/2024
Putable 09/01/2014	775,000	1,068,866
		2,101,795
Industrial Conglomerates - 2.0%
3M Co.
4.375%, 08/15/2013	1,500,000	1,620,661
General Electric Company
5.00%, 02/01/2013	1,600,000	1,698,885
		3,319,546
Insurance - 2.1%
Berkshire Hathaway Inc.
4.85%, 01/15/2015	1,225,000	1,353,539
Prudential Financial, Inc.:
3.625%, 09/17/2012	1,375,000	1,412,000
2.75%, 01/14/2013	750,000	765,646
		3,531,185

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

	Principal
CORPORATE BONDS	Amount	Value
IT Consulting & Services - 0.8%
Western Union Company:
5.40%, 11/17/2011	$150,000	$152,718
5.93%, 10/01/2016	1,000,000	1,132,027
		1,284,745
Media - 2.9%
DIRECTTV Holdings LLC
3.55%, 03/15/2015	1,265,000	1,322,826
Time Warner Inc.
3.15%, 07/15/2015	1,500,000	1,552,724
The Walt Disney Company:
4.70%, 12/01/2012	225,000	237,744
5.625%, 09/15/2016	1,500,000	1,739,811
		4,853,105
Metals & Mining - 1.1%
Alcoa Inc.:
6.00%, 01/15/2012	1,310,000	1,342,931
5.55%, 02/01/2017	500,000	532,633
		1,875,564
Multiline Retail - 1.9%
Family Dollar Stores, Inc.
5.00%, 02/01/2021	3,000,000	2,947,560
Kohl’s Corporation
6.25%, 12/15/2017	282,000	331,295
		3,278,855
Oil & Gas & Consumable Fuels - 11.4%
Anadarko Petroleum Corporation:
5.95%, 09/15/2016	2,000,000	2,253,716
6.375%, 09/15/2017	2,000,000	2,295,646
Apache Corporation
6.25%, 04/15/2012	1,593,000	1,662,734
ConocoPhillips
4.75%, 10/15/2012	875,000	921,191
Devon Financing Corp. ULC (a)
6.875%, 09/30/2011	1,798,000	1,825,137
Enterprise Products Operating LLC:
4.60%, 08/01/2012	1,000,000	1,038,849
3.20%, 02/01/2016	1,190,000	1,210,112
EOG Resources, Inc.:
6.125%, 10/01/2013	1,500,000	1,660,011
2.95%, 06/01/2015	1,200,000	1,236,557
Noble Energy, Inc.
5.25%, 04/15/2014	1,500,000	1,634,857
Occidental Petroleum Corporation
1.45%, 12/13/2013	1,500,000	1,517,291
Peabody Energy Corporation
6.50%, 09/15/2020	500,000	540,000
Range Resources Corporation
8.00%, 05/15/2019
Callable 05/15/2014	500,000	545,000
Shell International Finance BV (a)
1.875%, 03/25/2013	750,000	766,461
		19,107,562
Pharmaceuticals - 3.5%
Abbott Laboratories
5.15%, 11/30/2012	675,000	717,835
Eli Lilly & Company
4.20%, 03/06/2014	950,000	1,026,302
Teva Pharmaceutical Industries Ltd. (a):
3.00%, 06/15/2015	2,030,000	2,090,823
5.55%, 02/01/2016	1,860,000	2,095,613
		5,930,573
Road & Rail - 1.2%
Burlington Northern Santa Fe Corporation
5.65%, 05/01/2017	185,000	210,451
Norfolk Southern Corporation
5.257%, 09/17/2014	750,000	832,285
Union Pacific Corporation
6.125%, 01/15/2012	1,000,000	1,028,200
		2,070,936
Semiconductor Equipment & Products - 2.1%
Analog Devices, Inc.
3.00%, 04/15/2016	1,050,000	1,077,132
National Semiconductor Corporation
3.95%, 04/15/2015	2,275,000	2,420,787
		3,497,919
Software - 3.6%
Adobe Systems Incorporated
3.25%, 02/01/2015	2,175,000	2,268,286
Microsoft Corporation
2.95%, 06/01/2014	1,910,000	2,019,951
Oracle Corporation
3.75%, 07/08/2014	1,650,000	1,770,176
		6,058,413
Specialty Retail - 1.9%
Lowe’s Companies, Inc.
5.00%, 10/15/2015	525,000	593,209
O’Reilly Automotive, Inc.
4.875%, 01/14/2021
Callable 10/14/2020	1,000,000	1,006,708
The Sherwin-Williams Company
3.125%, 12/15/2014	1,450,000	1,532,501
		3,132,418
TOTAL CORPORATE BONDS
(Cost $144,792,323)		153,084,177

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

PREFERRED STOCKS - 2.3%	Shares	Value
Capital Markets - 1.4%
The Goldman Sachs Group, Inc.	40,000	$852,400
Merrill Lynch Preferred Capital Trust III
Callable 09/06/2011	60,000	1,476,000
		2,328,400
Diversified Financial Services - 0.9%
JPMorgan Chase Capital XIV
Callable 09/06/2011	60,000	1,522,200

TOTAL PREFERRED STOCKS
(Cost $4,012,290)		3,850,600

U.S. GOVERNMENT &	Principal
AGENCY ISSUES - 4.7%	Amount
Fannie Mae - 0.7%
5.00%, 03/15/2016	$1,000,000	1,140,823

Federal Home Loan Bank - 1.0%
5.50%, 08/13/2014	500,000	570,312
4.875%, 05/17/2017	1,000,000	1,144,592
		1,714,904
Freddie Mac - 1.2%
5.55%, 10/04/2016
Callable 10/04/2011	1,500,000	1,519,764
5.125%, 11/17/2017	500,000	574,876
		2,094,640
U.S. Treasury Inflation Indexed Bonds - 0.8%
3.375%, 01/15/2012	1,266,620	1,294,426

U.S. Treasury Notes - 1.0%
4.25%, 11/15/2014	500,000	553,867
4.25%, 08/15/2015	500,000	558,243
4.50%, 02/15/2016	500,000	565,586
		1,677,696
TOTAL U.S. GOVERNMENT & AGENCY ISSUES
(Cost $7,319,665)		7,922,489

SHORT-TERM INVESTMENTS - 0.9%	Shares
Money Market Funds (b) - 0.9%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	1,523,349	$1,523,349

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,523,349)		1,523,349

Total Investments - 98.9%
(Cost $157,647,627)		166,380,615
Other Assets in Excess of Liabilities - 1.1%		1,832,407
TOTAL NET ASSETS - 100.0%		$168,213,022

(a)U.S. Dollar-denominated foreign security.
(b)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM International Fund
Schedule of Investments
June 30, 2011 (Unaudited)

COMMON STOCKS - 90.6%	Shares	Value (US$)
AUSTRALIA - 6.4%
Banks - 2.2%
Australia and New Zealand
Banking Group Limited	12,954	$307,071
National Australia Bank Limited	12,544	346,809
		653,880
Commercial Services & Supplies - 0.6%
Brambles Limited	21,873	170,065

Containers & Packaging - 0.6%
Amcor Limited	23,461	181,797

Diversified Operations - 1.2%
BHP Billiton Limited	7,960	376,196

Diversified Telecommunication Services - 0.6%
Telstra Corporation Limited	55,039	171,027

Insurance - 0.5%
AMP Limited	18,066	95,007
QBE Insurance Group Limited	2,575	47,792
		142,799
Metals & Mining - 0.5%
Alumina Limited	13,762	31,519
Fortescue Metals Group Ltd.	2,425	16,639
Newcrest Mining Limited	2,615	105,959
		154,117
Oil & Gas & Consumable Fuels - 0.2%
Woodside Petroleum Limited	1,707	75,308
Total Australia		1,925,189

DENMARK - 1.4%
Beverages - 1.4%
Carlsberg A/S - B Shares	3,947	429,761
Total Denmark		429,761

FINLAND - 1.6%
Paper & Forest Products - 1.6%
UPM-Kymmene Oyj	25,523	466,976
Total Finland		466,976

FRANCE - 6.0%
Building Products - 0.5%
Compagnie de Saint-Gobain	2,146	139,100

Electronic Equipment & Instruments - 1.9%
Schneider Electric SA	3,490	582,735

IT Services - 1.3%
Cap Gemini	6,598	386,366

Road & Rail - 2.3%
Groupe Eurotunnel SA	60,240	674,085
Total France		1,782,286

GERMANY - 10.0%
Automobiles - 2.6%
Continental AG (a)	7,213	760,096

Banks - 1.4%
Commerzbank AG (a)	99,334	427,851

Chemicals - 5.5%
Bayer AG	14,521	1,166,284
Linde AG	2,648	464,585
		1,630,869
Metals & Mining - 0.5%
ThyssenKrupp AG	3,042	158,056
Total Germany		2,976,872

HONG KONG - 2.6%
Diversified Operations - 0.7%
Hutchison Whampoa Limited	18,000	195,029

Electric Utilities - 0.6%
Hongkong Electric Holdings Limited	25,000	189,321

Hotels, Restaurants & Leisure - 0.1%
SJM Holdings Limited	6,000	14,273

Insurance - 0.4%
AIA Group Ltd (a)	37,000	128,798

Media - 0.4%
Television Broadcasts Limited	20,000	132,566

Real Estate - 0.4%
Agile Property Holdings Limited	46,000	71,591
Cheung Kong (Holdings) Limited	3,000	44,055
		115,646
Total Hong Kong		775,633

IRELAND - 0.7%
Airlines - 0.7%
Ryanair Holdings plc - ADR	6,934	203,443
Total Ireland		203,443

ITALY - 1.0%
Banks - 1.0%
Banco Popolare Societa Coopertiva	134,683	310,179
Total Italy		310,179

JAPAN - 23.5%
Auto Components - 0.5%
DENSO CORPORATION	4,200	156,208

Automobiles - 2.7%
NISSAN MOTOR CO., LTD.	16,500	173,402
Toyota Motor Corporation	15,500	638,277
		811,679
The accompanying notes are an integral part of these financial statements.

LKCM International Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

COMMON STOCKS	Shares	Value (US$)
JAPAN - 23.5%, Continued
Banks - 3.2%
Mitsubishi UFJ Financial Group, Inc.	93,700	$456,632
Sumitomo Mitsui Financial Group, Inc.	16,258	501,310
		957,942
Building Products - 1.5%
JS Group Corporation	5,300	136,703
Nippon Sheet Glass Company, Limited	98,000	304,708
		441,411
Capital Markets - 0.7%
Nomura Holdings, Inc.	43,300	213,672

Chemicals - 0.5%
Mitsubishi Chemical Holdings Corporation	21,000	148,809

Distributors - 1.1%
MITSUI & CO., LTD.	19,700	340,616

Diversified Financial Services - 1.2%
Credit Saison Co., Ltd.	7,100	119,518
ORIX Corporation	2,391	232,577
		352,095
Electronic Equipment & Instruments - 3.9%
FANUC LTD.	700	117,056
Hitachi, Ltd.	63,000	373,905
NIDEC CORPORATION	1,300	121,369
OMRON Corporation	8,662	240,876
Sony Corporation	5,700	150,396
TOSHIBA CORPORATION	32,000	168,715
		1,172,317
Household Durables - 0.6%
JVC KENWOOD Holdings, Inc. (a)	38,200	190,350

Machinery - 0.9%
SUMITOMO HEAVY INDUSTRIES, LTD.	36,446	254,389

Metals & Mining - 1.1%
JFE Holdings, Inc.	5,300	145,759
MITSUBISHI MATERIALS
CORPORATION	58,000	182,743
		328,502
Office Electronics - 0.4%
CANON INC.	2,800	133,186

Pharmaceuticals - 0.7%
Mitsubishi Tanabe Pharma Corporation	12,800	214,229

Professional Services - 0.5%
DENTSU INC.	4,500	133,202

Real Estate - 1.4%
Mitsubishi Estate Company Ltd.	7,000	122,850
NTT URBAN DEVELOPMENT
CORPORATION	228	195,582
Sumitomo Realty & Development Co., Ltd.	4,000	89,398
		407,830
Road & Rail - 0.8%
East Japan Railway Company	3,900	223,356

Semiconductor Equipment & Products - 1.0%
Elpida Memory, Inc. (a)	5,700	67,139
Tokyo Electron Limited	4,400	240,604
		307,743
Tobacco - 0.8%
JAPAN TOBACCO INC.	59	227,744
Total Japan		7,015,280

LUXEMBOURG - 1.3%
Metals & Mining - 1.3%
ArcelorMittal	11,610	403,755
Total Luxembourg		403,755

NETHERLANDS - 3.5%
Aerospace & Defense - 2.1%
European Aeronautic Defense
and Space Company	18,637	623,739

Diversified Financial Services - 1.4%
ING Groep N.V. (a)	34,460	424,671
Total Netherlands		1,048,410

RUSSIA - 0.3%
Oil & Gas & Consumable Fuels - 0.3%
LUKOIL - ADR (a)	1,357	86,305
Total Russia		86,305

SINGAPORE - 1.1%
Banks - 1.0%
United Overseas Bank Limited	18,000	288,993

Diversified Operations - 0.1%
Keppel Corporation Limited	4,900	44,333
Total Singapore		333,326

SWEDEN - 1.2%
Wireless Telecommunication Services - 1.2%
Telefonaktiebolaget LM Ericsson - B Shares	25,931	373,290
Total Sweden		373,290

SWITZERLAND - 6.2%
Capital Markets - 1.8%
UBS AG (a)	28,633	522,540

Pharmaceuticals - 3.4%
Novartis AG	5,558	340,634
Roche Holding AG	4,062	680,063
		1,020,697

The accompanying notes are an integral part of these financial statements.

LKCM International Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

COMMON STOCKS	Shares	Value (US$)
Textiles, Apparel & Luxury Goods - 1.0%
Swatch Group AG	604	$304,843
Total Switzerland		1,848,080

THAILAND - 0.1%
Siam Commercial Bank
Public Company Limited	5,200	16,247
Total Thailand		16,247

UNITED KINGDOM - 23.7%
Aerospace & Defense - 3.7%
Cobham plc	104,646	355,162
Rolls Royce Holdings plc - C Shares (a)	7,772,352	12,474
Rolls Royce Holdings plc	71,668	742,189
		1,109,825
Airlines - 2.3%
International Consolidated
Airlines Group SA (a)	166,654	680,288

Banks - 1.8%
Royal Bank of Scotland Group plc (a)	871,094	538,828

Beverages - 0.7%
SABMiller plc	5,963	217,653

Capital Markets - 0.3%
Origo Partners plc (a)	121,932	89,041

Food & Drug Retailing - 1.4%
Tesco plc	65,647	424,145

Metals & Mining - 5.3%
Anglo American plc	4,767	236,415
Kazakhmys plc	14,802	328,117
Sable Mining Africa Ltd. (a)	252,637	78,053
Xstrata plc	37,098	817,101
Zanaga Iron Ore Company Ltd. (a)	43,469	113,719
		1,573,405
Oil & Gas & Consumable Fuels - 4.4%
BP plc	111,595	821,676
Cairn Energy plc (a)	33,541	223,683
Tullow Oil plc	13,350	265,855
		1,311,214
Specialty Retail - 1.0%
Kingfisher plc	66,290	284,755

Tobacco - 0.6%
Imperial Tobacco Group plc	5,484	182,577

Wireless Telecommunication Services - 2.2%
Vodafone Group PLC	247,354	655,897
Total United Kingdom		7,067,628

TOTAL COMMON STOCKS
(Cost $26,023,940)		27,062,660

PREFERRED STOCKS - 5.9%
GERMANY - 5.9%
Automobiles - 5.9%
Porsche Automobil Holding SE	12,970	1,028,820
Volkswagen AG	3,582	740,747

TOTAL PREFERRED STOCKS
(Cost $1,317,182)		1,769,567

WARRANTS - 0.3%
GERMANY - 0.3%
Banks - 0.3%
Deutsche Bank AG London LEPO
Expiration: 02/28/2018	25,496	94,039

TOTAL WARRANTS
(Cost $78,617)		94,039

Total Investments - 96.8%
(Cost $27,419,739)		28,926,266
Other Assets in Excess of Liabilities - 3.2%		947,582
TOTAL NET ASSETS - 100.0%		$29,873,848

ADR  American Depository Receipt.
LEPO  Low exercise price option.
(a)Non-income producing security.

The accompanying notes are an integral part of these financial statements.

LKCM International Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

Forward Currency Exchange Contracts

At June 30, 2011, the Fund had entered into “position hedge” forward currency exchange contracts that obligated the Fund to deliver and receive specified amounts of currencies at a specified future date.  The contracts combined had net unrealized appreciation of $25,920 as of June 30, 2011.  The terms of the open contracts are as follows:

Settlement	Currency to		Currency to
Date	be Delivered		be Received		Asset	Liability
7/5/11	40,467	AUD			$138
7/5/11			30,000	EURO		$—
7/8/11	50,000	EURO			—
7/8/11			67,466	AUD		207
7/8/11	202,114	AUD			4,143
7/8/11			150,000	EURO		3,218
7/8/11	550,000	EURO			12,762
7/8/11			741,576	AUD		15,628
7/8/11	215,999	CHF			4,645
7/8/11			180,000	EURO		590
7/8/11	580,000	EURO			28,016
7/8/11			712,423	CHF		21,542
7/8/11	1,640,364	DKK			9,117
7/8/11			220,000	EURO		9,006
7/8/11	140,000	EURO			1,668
7/8/11			1,044,126	DKK		1,689
7/8/11	1,267,403	GBP			81,439
7/8/11			1,460,000	EURO		—
7/8/11	890,000	EURO			4,607
7/8/11			787,155	GBP		30,306
7/8/11	140,000	EURO			1,950
7/8/11			689,878	ILS		2,349
7/8/11	350,000	EURO			2,128
7/8/11			40,480,490	JPY		6,741
7/8/11	121,459,690	JPY			38,654
7/8/11			1,050,000	EURO		25,041
7/8/11	210,000	EURO			8,503
7/8/11			1,646,820	NOK		7,889
7/8/11	520,000	EURO			413
7/8/11			4,641,780	SEK		20,831
7/8/11	917,871	SEK			1,995
7/8/11			100,000	EURO		2,054
7/8/11	110,000	EURO			2,356
7/8/11			192,902	SGD		4,795
8/10/11	190,000	AUD			—
8/10/11			197,306	USD		5,381
8/10/11	660,000	EURO			—
8/10/11			936,615	USD		19,347
					$202,534	$176,614

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EURO	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Kroner
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

	LKCM	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed	International
	Equity Fund	Equity Fund	Fund	Fund	Income Fund	Fund
Assets:
Investments, at value *	$857,801,381	$7,584,847	$89,766,918	$19,120,415	$166,380,615	$28,926,266
Cash	—	56,485	—	—	—	—
Foreign currency **	—	—	—	—	—	634,470
Dividends and interest receivable	224,012	1,687	50,509	58,826	1,983,741	184,049
Unrealized gain on open
forward foreign currency contracts	—	—	—	—	—	202,534
Receivable from Adviser	—	16,435	—	—	—	5,878
Receivable for investments sold	—	—	—	—	—	570,575
Receivable for fund shares sold	1,268,946	13,500	93,781	556	84,980	—
Other assets	83,826	691	25,676	6,900	17,585	13,437
Total assets	859,378,165	7,673,645	89,936,884	19,186,697	168,466,921	30,537,209
Liabilities:
Unrealized loss on open
forward foreign currency contracts	—	—	—	—	—	176,614
Currency payable	—	—	—	—	—	236
Payable for investment advisory fees	1,540,692	—	107,420	13,097	178,523	—
Payable to custodian	15,004	480	1,460	770	2,951	85,054
Payable for investments purchased	—	—	—	—	—	358,051
Payable for fund shares redeemed	174,598	600	—	—	—	—
Distribution expense payable	23,751	—	—	—	—	—
Accrued expenses and other liabilities	271,561	19,557	39,406	18,706	72,425	43,406
Total liabilities	2,025,606	20,637	148,286	32,573	253,899	663,361
Net assets	$857,352,559	$7,653,008	$89,788,598	$19,154,124	$168,213,022	$29,873,848
Net assets consist of:
Paid in capital	$612,650,928	$7,628,332	$67,685,439	$15,505,409	$158,381,326	$64,169,324
Undistributed net investment income	—	—	251,720	4,328	31,177	793,224
Accumulated net realized gain (loss) on
securities and foreign currency transactions	(13,101,301)	(36,891)	1,151,211	(372,261)	1,067,531	(36,640,771)
Net unrealized appreciation on:
Investments	257,802,932	61,567	20,700,228	4,016,648	8,732,988	1,506,527
Other assets and liabilities denominated
in foreign currency	—	—	—	—	—	45,544
Net assets	$857,352,559	$7,653,008	$89,788,598	$19,154,124	$168,213,022	$29,873,848
INSTITUTIONAL CLASS ***
Net assets	$820,607,922	$7,653,008	$89,788,598	$19,154,124	$168,213,022	$29,873,848
Shares of beneficial interest
outstanding (unlimited shares
of no par value authorized)	33,093,930	776,459	5,518,362	1,277,828	15,154,032	3,468,026
Net asset value per share
(offering and redemption price)	$24.80	$9.86	$16.27	$14.99	$11.10	$8.61
ADVISER CLASS
Net assets	$36,744,637
Shares of beneficial interest
outstanding (unlimited shares
of no par value authorized)	1,518,328
Net asset value per share
(offering and redemption price)	$24.20
* Cost of Investments	$599,998,449	$7,523,280	$69,066,690	$15,103,767	$157,647,627	$27,419,739
** Cost of Foreign Currency	$—	$—	$—	$—	$—	$621,498

***  Currently, only the Small Cap Equity, Small-Mid Cap Equity and Equity Funds offer a second class.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

	LKCM	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed	International
	Equity Fund	Equity Fund(1)	Fund	Fund	Income Fund	Fund
Investment Income:
Dividends *	$2,118,905	$2,454	$576,285	$97,052	$45,104	$443,012
Interest	1,089	17	316	73,607	3,266,496	190
Total income	2,119,994	2,471	576,601	170,659	3,311,600	443,202

Expenses:
Investment advisory fees	2,952,600	6,349	284,271	58,761	407,221	175,816
Distribution expense -
Adviser Class (Note B)	50,029	—	—	—	—	—
Administrative fees	319,129	7,440	36,878	10,155	66,533	22,825
Accounting and transfer
agent fees and expenses	149,957	9,660	35,662	21,396	47,664	44,400
Professional fees	83,492	1,260	9,932	3,781	20,355	6,226
Custody fees and expenses	47,545	480	5,210	2,593	8,607	108,394
Trustees’ fees	44,647	180	4,223	1,096	11,156	2,725
Federal and state registration	43,514	5,400	21,646	5,920	12,325	9,213
Reports to shareholders	20,050	180	1,086	272	2,494	724
Other	63,309	300	5,870	1,448	15,754	3,992
Total expenses	3,774,272	31,249	404,778	105,422	592,109	374,315
Less, expense waiver
and/or reimbursement (Note B)	—	(22,784)	(79,897)	(33,101)	(62,722)	(163,336)
Net expenses	3,774,272	8,465	324,881	72,321	529,387	210,979
Net investment income (loss)	(1,654,278)	(5,994)	251,720	98,338	2,782,213	232,223

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	58,638,243	(36,891)	305,807	102,903	646,742	3,273,387
Foreign currency transactions	—	—	—	—	—	213,067
	58,638,243	(36,891)	305,807	102,903	646,742	3,486,454
Net change in unrealized
appreciation/depreciation on:
Investments	56,301,596	61,567	4,841,218	799,032	283,516	(2,453,975)
Foreign currency transactions	—	—	—	—	—	(118,794)
	56,301,596	61,567	4,841,218	799,032	283,516	(2,572,769)
Net Realized and Unrealized
Gain on Investments	114,939,839	24,676	5,147,025	901,935	930,258	913,685

Net Increase in Net Assets
Resulting from Operations	$113,285,561	$18,682	$5,398,745	$1,000,273	$3,712,471	$1,145,908

* Net of foreign taxes withheld	$5,861	$—	$—	$131	$—	$52,541

(1)	For period May 2, 2011 (commencement of operations) through June 30, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM		LKCM
	Small Cap		Small-Mid Cap
	Equity Fund		Equity Fund
			May 2, 2011(1)
	Six Months Ended	Year Ended	through
	June 30, 2011	December 31,	June 30, 2011
	(Unaudited)	2010	(Unaudited)
Operations:
Net investment loss	$(1,654,278)	$(2,412,517)	$(5,994)
Net realized gain (loss) on investments	58,638,243	61,883,308	(36,891)
Net change in unrealized
appreciation/depreciation on investments	56,301,596	123,384,121	61,567
Net increase in net assets resulting from operations	113,285,561	182,854,912	18,682

Net increase (decrease) in net assets from
Fund share transactions (Note C)	9,432,358	(13,111,435)	7,634,326

Total increase in net assets	122,717,919	169,743,477	7,653,008

Net Assets:
Beginning of period	734,634,640	564,891,163	—
End of period *	$857,352,559	$734,634,640	$7,653,008

* Including undistributed net investment income of	$—	$—	$—

(1)	Commencement of operations.

	LKCM		LKCM
	Equity Fund		Balanced Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2011	December 31,	June 30, 2011	December 31,
	(Unaudited)	2010	(Unaudited)	2010
Operations:
Net investment income	$251,720	$356,369	$98,338	$193,174
Net realized gain on investments	305,807	2,560,907	102,903	241,576
Net change in unrealized
appreciation/depreciation on investments	4,841,218	7,275,495	799,032	1,014,807
Net increase in net assets resulting from operations	5,398,745	10,192,771	1,000,273	1,449,557

Dividends and Distributions to Shareholders:
Net investment income	—	(363,260)	(96,466)	(194,657)
Net realized gain on investments	—	(361,522)	—	—
	—	(724,782)	(96,466)	(194,657)
Net increase in net assets from
from Fund share transactions (Note C)	12,020,203	13,744,831	1,763,964	1,755,123

Total increase in net assets	17,418,948	23,212,820	2,667,771	3,010,023

Net Assets:
Beginning of period	72,369,650	49,156,830	16,486,353	13,476,330
End of period *	$89,788,598	$72,369,650	$19,154,124	$16,486,353

* Including undistributed net investment income of	$251,720	$—	$4,328	$2,456

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM		LKCM
	Fixed Income Fund		International Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2011	December 31,	June 30, 2011	December 31,
	(Unaudited)	2010	(Unaudited)	2010
Operations:
Net investment income	$2,782,213	$5,688,502	$232,223	$303,131
Net realized gain on investments, futures
contracts and foreign currency transactions	646,742	989,099	3,486,454	1,635,920
Net change in unrealized appreciation/depreciation	283,516	2,215,990	(2,572,769)	2,085,624
Net increase in net assets resulting from operations	3,712,471	8,893,591	1,145,908	4,024,675

Dividends and Distributions to Shareholders:
Net investment income	(2,751,036)	(5,707,218)	—	(474,770)
Net realized gain on investments	—	(636,805)	—	—
	(2,751,036)	(6,344,023)	—	(474,770)

Net increase/decrease in net assets from
Fund share transactions (Note C)	4,899,011	10,584,768	(7,387,765)	(10,806,339)

Total increase (decrease) in net assets	5,860,446	13,134,336	(6,241,857)	(7,256,434)

Net Assets:
Beginning of period	162,352,576	149,218,240	36,115,705	43,372,139
End of period *	$168,213,022	$162,352,576	$29,873,848	$36,115,705

* Including undistributed net investment income of	$31,177	$—	$793,224	$561,001
The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Small Cap Equity Fund – Institutional Class
	Six Months		Year	Year	Year		Year	Year
	Ended		Ended	Ended	Ended		Ended	Ended
	June 30, 2011		December 31,	December 31,	December 31,		December 31,	December 31,
	(Unaudited)		2010	2009	2008		2007	2006
Net Asset Value - Beginning of Period	$21.49		$16.16	$12.24	$20.03		$21.98	$21.12
Net investment income (loss)(1)	(0.05)		(0.07)	(0.05)	(0.03)		0.01	(0.04)
Net realized and unrealized gain (loss) on investments	3.36		5.40	3.97	(7.75)		(0.17)	3.22
Total from investment operations	3.31		5.33	3.92	(7.78)		(0.16)	3.18
Dividends from net investment income	—		—	—	(0.00	)(2)	—
Distributions from net realized gains	—		—	—	(0.01)		(1.79)	(2.32)
Total dividends and distributions	—		—	—	(0.01)		(1.79)	(2.32)
Net Asset Value - End of Period	$24.80		$21.49	$16.16	$12.24		$20.03	$21.98
Total Return	15.40	%(3)	32.98%	32.03%	(38.87)%		(0.76)%	14.98%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$820,608		$690,511	$529,166	$385,223		$595,175	$608,417
Ratio of expenses to average net assets:	0.95	%(4)	0.96%	1.00%	0.97%		0.94%	0.96%
Ratio of net investment income (loss) to average net assets	(0.41	)%(4)	(0.38)%	(0.35)%	(0.17)%		0.04%	(0.16)%
Portfolio turnover rate(5)	23%		57%	59%	61%		60%	56%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	LKCM Small Cap Equity Fund – Adviser Class
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2011		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value - Beginning of Period	$21.00		$15.83	$12.02	$19.72	$21.73	$20.95
Net investment loss(1)	(0.07)		(0.11)	(0.08)	(0.07)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	3.27		5.28	3.89	(7.62)	(0.17)	3.19
Total from investment operations	3.20		5.17	3.81	(7.69)	(0.22)	3.10
Distributions from net realized gains	—		—	—	(0.01)	(1.79)	(2.32)
Net Asset Value - End of Period	$24.20		$21.00	$15.83	$12.02	$19.72	$21.73
Total Return	15.24	%(2)	32.66%	31.70%	(39.02)%	(1.06)%	14.72%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$36,745		$44,124	$35,725	$24,925	$40,465	$20,923
Ratio of expenses to average net assets:	1.20	%(3)	1.21%	1.25%	1.22%	1.19%	1.21%
Ratio of net investment loss to average net assets	(0.66	)%(3)	(0.63)%	(0.60)%	(0.42)%	(0.21)%	(0.41)%
Portfolio turnover rate(4)	23%		57%	59%	61%	60%	56%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM
	Small-Mid Cap
	Equity Fund
	May 2, 2011(1)
	through
	June 30, 2011
	(Unaudited)
Net Asset Value - Beginning of Period	$10.00
Net investment loss(2)	(0.01)
Net realized and unrealized loss on investments(3)	(0.13)
Total from investment operations	(0.14)
Net Asset Value - End of Period	$9.86
Total Return	(1.40	)%(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$7,653
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	3.69	%(5)
After expense waiver and/or reimbursement	1.00	%(5)
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(3.40	)%(5)
After expense waiver and/or reimbursement	(0.71	)%(5)
Portfolio turnover rate	13%

(1)	Commencement of operations.
(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized loss on investments varies from the amounts shown in the statement of operations.
(4)	Not annualized.
(5)	Annualized.

	LKCM Equity Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30,		December 31,	December 31,	December 31,	December 31,	December 31,
	2011		2010	2009	2008	2007	2006
Net Asset Value - Beginning of Period	$15.18		$13.02	$10.33	$15.38	$14.43	$13.30
Net investment income	0.05		0.08	0.10	0.16	0.16	0.14
Net realized and unrealized gain (loss) on investments	1.04		2.24	2.69	(5.05)	1.42	1.55
Total from investment operations	1.09		2.32	2.79	(4.89)	1.58	1.69
Dividends from net investment income	—		(0.08)	(0.10)	(0.16)	(0.16)	(0.14)
Distributions from net realized gains	—		(0.08)	—	—	(0.47)	(0.42)
Total dividends and distributions	—		(0.16)	(0.10)	(0.16)	(0.63)	(0.56)
Net Asset Value - End of Period	$16.27		$15.18	$13.02	$10.33	$15.38	$14.43
Total Return	7.18	%(1)	17.77%	27.01%	(31.80)%	10.96%	12.65%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$89,789		$72,370	$49,157	$36,677	$53,743	$50,385
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.00	%(2)	1.04%	1.13%	1.06%	1.01%	1.06%
After expense waiver and/or reimbursement	0.80	%(2)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.42	%(2)	0.39%	0.62%	0.85%	0.82%	0.71%
After expense waiver and/or reimbursement	0.62	%(2)	0.63%	0.95%	1.11%	1.03%	0.97%
Portfolio turnover rate	10%		23%	26%	31%	26%	24%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Balanced Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2011		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value - Beginning of Period	$14.25		$13.09	$10.85	$13.84	$13.36	$12.42
Net investment income	0.08		0.18	0.22	0.26	0.28	0.25
Net realized and unrealized gain (loss) on investments	0.74		1.16	2.24	(2.96)	0.82	1.13
Total from investment operations	0.82		1.34	2.46	(2.70)	1.10	1.38
Dividends from net investment income	(0.08)		(0.18)	(0.22)	(0.28)	(0.28)	(0.26)
Distributions from net realized gains	—		—	—	(0.01)	(0.34)	(0.18)
Total dividends and distributions	(0.08)		(0.18)	(0.22)	(0.29)	(0.62)	(0.44)
Net Asset Value - End of Period	$14.99		$14.25	$13.09	$10.85	$13.84	$13.36
Total Return	5.73	%(1)	10.31%	22.90%	(19.70)%	8.25%	11.22%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$19,154		$16,486	$13,476	$10,156	$12,191	$9,922
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.17	%(2)	1.25%	1.41%	1.38%	1.35%	1.45%
After expense waiver and/or reimbursement	0.80	%(2)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.72	%(2)	0.89%	1.28%	1.51%	1.51%	1.30%
After expense waiver and/or reimbursement	1.09	%(2)	1.34%	1.89%	2.09%	2.06%	1.95%
Portfolio turnover rate	7%		13%	22%	38%	27%	12%

(1)	Not annualized.
(2)	Annualized.

	LKCM Fixed Income Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2011		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value - Beginning of Period	$11.03		$10.85	$10.20	$10.33	$10.19	$10.24
Net investment income	0.18		0.40	0.43	0.43	0.46	0.44
Net realized and unrealized gain (loss) on investments	0.07		0.22	0.65	(0.13)	0.14	(0.05)
Total from investment operations	0.25		0.62	1.08	0.30	0.60	0.39
Dividends from net investment income	(0.18)		(0.40)	(0.43)	(0.43)	(0.46)	(0.44)
Distributions from net realized gains	—		(0.04)	—	—	—	—
Total dividends and distributions	(0.18)		(0.44)	(0.43)	(0.43)	(0.46)	(0.44)
Net Asset Value - End of Period	$11.10		$11.03	$10.85	$10.20	$10.33	$10.19
Total Return	2.31	%(1)	5.82%	10.77%	2.99%	5.96%	3.96%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$168,213		$162,353	$149,218	$120,674	$113,032	$106,082
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.73	%(2)	0.73%	0.76%	0.73%	0.72%	0.74%
After expense waiver and/or reimbursement	0.65	%(2)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	3.34	%(2)	3.55%	4.00%	4.15%	4.39%	4.14%
After expense waiver and/or reimbursement	3.42	%(2)	3.63%	4.11%	4.23%	4.46%	4.23%
Portfolio turnover rate	13%		20%	30%	23%	31%	30%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM International Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2011		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value - Beginning of Period	$8.31		$7.53	$6.16	$12.41	$13.49	$11.10
Net investment income	0.06	(1)	0.06 (1)	0.09 (1)	0.15 (1)	0.14 (2)	0.10 (1)
Net realized and unrealized gain (loss) on investments	0.24		0.83	1.73	(6.05)	1.93	2.95
Total from investment operations	0.30		0.89	1.82	(5.90)	2.07	3.05
Dividends from net investment income	—		(0.11)	(0.45)	(0.11)	(0.26)	(0.16)
Distributions from net realized gains	—		—	—	(0.24)	(2.89)	(0.50)
Total dividends and distributions	—		(0.11)	(0.45)	(0.35)	(3.15)	(0.66)
Net Asset Value - End of Period	$8.61		$8.31	$7.53	$6.16	$12.41	$13.49
Total Return	3.61	%(3)	11.83%	29.51%	(47.55)%	15.20%	27.51%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$29,874		$36,116	$43,372	$37,231	$129,232	$136,295
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.13	%(4)	1.87%	1.91%	1.42%	1.31%	1.34%
After expense waiver and/or reimbursement	1.20	%(4)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.39	%(4)	0.13%	0.67%	1.29%	0.61%	0.62%
After expense waiver and/or reimbursement	1.32	%(4)	0.80%	1.38%	1.51%	0.72%	0.76%
Portfolio turnover rate	99%		165%	179%	181%	153%	141%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

LKCM Funds
Notes to the Financial Statements (Unaudited)

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series, six of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the “Funds”), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund and Small-Mid Cap Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of small companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1 billion and $7 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing under normal circumstances primarily in a portfolio of equity and fixed income securities. The LKCM Fixed Income Fund seeks to provide investors with current income by investing under normal circumstances at least 80% of its net assets in a portfolio of investment grade corporate and government fixed income securities. The LKCM International Fund seeks to provide investors with a total return in excess of the total return of the Morgan Stanley Capital International EAFE Index.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities. The International Fund currently uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Trustees. At June 30, 2011, the securities in the International Fund were adjusted using factors provided by the fair value vendor.

Trading in securities on most foreign exchanges is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price, unless events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio’s net asset value is calculated. If such events occur, foreign securities will be valued at fair value in accordance with procedures adopted by the Trustees.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards have no material impact on the Funds’ financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2011:

LKCM Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$822,892,033	$—	$—	$822,892,033
Money Market Funds	34,909,348	—	—	34,909,348
Total Investments **	$857,801,381	$—	$—	$857,801,381

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$6,499,847	$—	$—	$6,499,847
Money Market Funds	1,085,000	—	—	1,085,000
Total Investments **	$7,584,847	$—	$—	$7,584,847

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$84,628,863	$—	$—	$84,628,863
Money Market Funds	5,138,055	—	—	5,138,055
Total Investments **	$89,766,918	$—	$—	$89,766,918

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$13,424,322	$—	$—	$13,424,322
Corporate Bonds	—	5,576,885	—	5,576,885
Money Market Funds	119,208	—	—	119,208
Total Investments **	$13,543,530	$5,576,885	$—	$19,120,415

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Preferred Stocks	$3,850,600	$—	$—	$3,850,600
Corporate Bonds	—	153,084,177	—	153,084,177
U.S. Government & Agency Issues	—	7,922,489	—	7,922,489
Money Market Funds	1,523,349	—	—	1,523,349
Total Investments **	$5,373,949	$161,006,666	$—	$166,380,615

LKCM International Fund
					Other Financial
					Instruments *
Description	Level 1	Level 2	Level 3	Total	Level 2
Common Stocks	$—	$27,062,660	$—	$27,062,660	$—
Preferred Stocks	—	1,769,567	—	1,769,567	—
Warrants	—	94,039	—	94,039
Forward Currency Exchange Contracts	—	—	—	—	25,920
Total Investments **	$—	$28,926,266	$—	$28,926,266	$25,920
Transfers out of Level 1	$(28,926,266)
Transfers into Level 2	$28,926,266
Net transfers	—

At December 31, 2010, the securities in the International Fund were not adjusted using factors provided by the fair value vendor. The securities were adjusted at June 30, 2011 using factors provided by the fair value vendor. There were no significant transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the other Funds, as compared to their classification from the previous annual report.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

**	Additional information regarding the industry and/or geographical classifications of these investments is disclosed in the Schedule of Investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In March 2008, the Trust adopted an accounting standard involving disclosures of derivatives and hedging activities that is effective for fiscal years beginning after November 15, 2008. The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Other than the International Fund, the standard does not have any impact on the Funds’ financial disclosures because those Funds have not maintained any positions in derivative instruments or engaged in hedging activities during the six months ended June 30, 2011.  Additional information regarding derivative instruments and hedging activities of the International Fund is disclosed in the Schedule of Investments.  Refer to Note A.6 to understand how and why the International Fund uses derivatives.

In preparing these financial statements, the Trust has evaluated events after June 30, 2011 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders:  The LKCM Small Cap Equity, LKCM Small-Mid Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

1.  Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.
2.  Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes are recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end. At June 30, 2011, substantially all of the LKCM International Fund’s net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

6.  Forward Foreign Currency Exchange Contracts:  The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market”.

When the forward contract is closed, or the delivery of the currency is made or taken, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of changes in currency exchange rates. As of June 30, 2011, the International Fund had outstanding forward foreign currency contracts as shown just after the Schedule of Investments.

7.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund’s classes in proportion to their respective net assets.

8.  Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

10.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

11.  Restricted and Illiquid Securities:  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has entered into a Subadvisory Agreement with TT International (the “Sub-Adviser”) for the LKCM International Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2012 in order to limit each Fund’s operating expenses to the annual cap rates presented below. For the six months ended June 30, 2011, the Adviser and/or Sub-Adviser reimbursed the following expenses:

	LKCM	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed	International
	Equity Fund	Equity Fund	Fund	Fund	Income Fund	Fund
Annual Advisory Rate	0.75%	0.75%	0.70%	0.65%	0.50%	1.00%(1)(2)
Annual Cap on Expenses	1.00% (Inst.)	1.00%	0.80%	0.80%	0.65%	1.20%
	1.25% (Adviser)
Expenses Reimbursed in 2011	—	$22,784	$79,897	$33,101	$62,722	$163,336

(1)	The Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rate of 1.00% of the Fund’s average daily net assets.
(2)
Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at an annual rate of 0.50%, net of fee waivers.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund, Small-Mid Cap Equity and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the six months ended June 30, 2011, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $50,029.

C.  Fund Shares:  At June 30, 2011, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Small Cap Equity Fund
	Six Months Ended		Year Ended
	June 30, 2011		December 31, 2010
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	4,084,485	$94,887,252	5,489,377	$98,476,894
Shares redeemed	(3,126,932)	(72,190,281)	(6,092,221)	(108,506,942)
Redemption fee		1,347		5,068
Net increase (decrease)	957,553	$22,698,318	(602,844)	$(10,024,980)
Shares Outstanding:
Beginning of period	32,136,377		32,739,221
End of period	33,093,930		32,136,377

	Six Months Ended		Year Ended
	June 30, 2011		December 31, 2010
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	212,731	$4,774,044	475,776	$8,259,757
Shares redeemed	(795,950)	(18,040,004)	(630,622)	(11,346,214)
Redemption fee		—		2
Net decrease	(583,219)	$(13,265,960)	(154,846)	$(3,086,455)
Shares Outstanding:
Beginning of period	2,101,547		2,256,393
End of period	1,518,328		2,101,547
Total Net Increase (Decrease)		$9,432,358		$(13,111,435)

Small-Mid Cap Equity Fund
	May 2, 2011(1) through
	June 30, 2011
	Shares	Amount
Shares sold	786,154	$7,726,340
Shares redeemed	(9,695)	(92,014)
Net increase	776,459	$7,634,326
Shares Outstanding:
Beginning of period	—
End of period	776,459

(1)  Commencement of operations.

Equity Fund
	Six Months Ended		Year Ended
	June 30, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	1,007,561	$16,083,730	1,367,810	$18,874,012
Shares issued to shareholders in
reinvestment of distributions	—	—	46,790	711,682
Shares redeemed	(257,757)	(4,063,558)	(422,222)	(5,841,007)
Redemption fee		31		144
Net increase	749,804	$12,020,203	992,378	$13,744,831
Shares Outstanding:
Beginning of period	4,768,558		3,776,180
End of period	5,518,362		4,768,558

Balanced Fund
	Six Months Ended		Year Ended
	June 30, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	135,405	$1,978,357	190,039	$2,590,842
Shares issued to shareholders in
reinvestment of distributions	6,403	95,518	14,372	192,811
Shares redeemed	(20,978)	(309,967)	(76,967)	(1,028,530)
Redemption Fee		56		—
Net increase	120,830	$1,763,964	127,444	$1,755,123
Shares Outstanding:
Beginning of period	1,156,998		1,029,554
End of period	1,277,828		1,156,998

Fixed Income Fund
	Six Months Ended		Year Ended
	June 30, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	1,144,315	$12,720,005	1,586,241	$17,619,726
Shares issued to shareholders in
reinvestment of distributions	221,204	2,446,684	498,201	5,506,025
Shares redeemed	(924,624)	(10,267,692)	(1,129,134)	(12,541,025)
Redemption fee		14		42
Net increase	440,895	$4,899,011	955,308	$10,584,768
Shares Outstanding:
Beginning of period	14,713,137		13,757,829
End of period	15,154,032		14,713,137

International Fund
	Six Months Ended		Year Ended
	June 30, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	66,983	$568,545	98,566	$770,716
Shares issued to shareholders in
reinvestment of distributions	—	—	51,270	426,050
Shares redeemed	(944,339)	(7,956,337)	(1,560,562)	(12,003,105)
Redemption fee		27		—
Net decrease	(877,356)	$(7,387,765)	(1,410,726)	$(10,806,339)
Shares Outstanding:
Beginning of period	4,345,382		5,756,108
End of period	3,468,026		4,345,382

D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the six months (two months for Small-Mid Cap Equity Fund) ended June 30, 2011 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Small Cap Equity Fund	$—	$181,637,462	$—	$188,992,095
LKCM Small-Mid Cap Equity Fund	—	6,929,263	—	454,092
LKCM Equity Fund	—	20,631,557	—	7,569,661
LKCM Balanced Fund	—	3,256,776	—	1,239,392
LKCM Fixed Income Fund	—	29,419,166	500,427	19,996,766
LKCM International Fund	—	33,640,038	—	40,777,533

E.  Tax Information:  At December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Equity	Balanced	Fixed	International
	Equity Fund	Fund	Fund	Income Fund	Fund
Cost of Investments	$532,577,952	$56,407,078	$13,223,403	$151,103,062	$32,750,982
Gross Unrealized Appreciation	$206,616,744	$17,266,239	$3,432,563	$8,771,388	$4,697,294
Gross Unrealized Depreciation	(5,115,408)	(1,407,229)	(212,491)	(321,916)	(2,152,755)
Net Unrealized Appreciation	$201,501,336	$15,859,010	$3,220,072	$8,449,472	$2,544,539
Undistributed Ordinary Income	$—	$—	$—	$—	$793,644
Undistributed Long-Term Capital Gain	—	845,404	—	420,789	—
Total Distributable Earnings	$—	$845,404	$—	$420,789	$793,644
Other Accumulated Losses	$(71,739,544)	$—	$(475,164)	$—	$(38,779,567)
Total Accumulated Gains (Losses)	$129,761,792	$16,704,414	$2,744,908	$8,870,261	$(35,441,384)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnerships.

At December 31, 2010, the accumulated capital loss carryforwards were as follows:

	LKCM	LKCM	LKCM
	Small Cap	Balanced	International
	Equity Fund	Fund	Fund
Expiring in 2016	$—	$2,359	$14,977,524
Expiring in 2017	71,739,544	472,805	22,376,424
Expiring in 2018	—	—	906,012
Total capital loss carryforwards	$71,739,544	$475,164	$38,259,960

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

During the year ended December 31, 2010, the LKCM Small Cap Equity Fund, LKCM Equity Fund and LKCM Balanced Fund utilized capital loss carryforwards of $55,534,275, $1,349,608 and $241,576, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted. The RIC Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31. Except for the simplification provisions related to RIC qualification, the RIC Act is effective for taxable years beginning after December 22, 2010. Management is currently evaluating the implications of the RIC Act, if any, and the impact on the Funds’ financial statements is currently being assessed.

At December 31, 2010, the following Funds deferred, on a tax basis, post-October losses of:

LKCM
International
Fund
$526,729

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
LKCM Small Cap Equity Fund	$—	$—	$—	$—
LKCM Small-Mid Cap Equity Fund	—	—	N/A	N/A
LKCM Equity Fund	—	—	358,806	365,976
LKCM Balanced Fund	96,466	—	194,657	—
LKCM Fixed Income Fund	2,751,036	—	5,783,428	560,595
LKCM International Fund	—	—	474,770	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2010.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2007 through December 31, 2010. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2010. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

LKCM Funds
Additional Information
June 30, 2011 (Unaudited)

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website(http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS AND
SUBADVISORY AGREEMENTS WITH RESPECT TO LKCM FUNDS

Introduction.  At a meeting held on February 22, 2011, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund.  The Board also approved the Investment Advisory Agreement between LKCM and the Trust on behalf of a new series of the Trust, the LKCM Small-Mid Cap Equity Fund.  Each of the funds listed above are referred to individually as a “Fund” and collectively as the “Funds.”  In addition, the Board approved the renewal of the Subadvisory Agreement between LKCM and TT International on behalf of the LKCM International Fund.  The Investment Advisory Agreements and Subadvisory Agreement are referred to collectively as the “Agreements.”

In voting to approve or renew each Agreement, the Board considered the overall fairness of the Agreements and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided, or to be provided, to each Fund; (2) the performance of each Fund (and adviser) as compared to a relevant benchmark and other similar funds; (3) the performance of the LKCM Small-Mid Cap Equity Fund compared to the SMID Cap Equity Composite for LKCM (“Composite”); (4) the level of the fees and the overall expenses of each Fund and how those compared to other similar funds and other institutional accounts; (5) the costs of services provided, or to be provided, to the Funds and the profitability of LKCM; and (6) the effect of, as applicable, the growth or decline of Fund assets on the advisory fee and, in the case of the International Fund, the subadvisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors.  The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreements, the Board considered a broad range of information provided by LKCM and TT International, including, but not limited to, reports relating to each Fund or the Composite’s performance and expenses, information on other clients, certain portfolio compliance policies and the background and experience of the portfolio managers.  In addition, the Board considered a memorandum from its legal counsel regarding the Board’s fiduciary duties in considering the renewal of the Agreements.  The Board also meets each quarter to review various aspects of the Funds.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund and TT International with respect to the International Fund under the Agreements.  The Board also considered the nature, extent and quality of the advisory services to be provided by LKCM to the LKCM Small-Mid Cap Equity Fund.  The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979 and these long-standing relationships have been responsible for a significant portion of the assets in the Funds.  The Board noted LKCM’s representation that its financial condition does not raise concerns that it would be unable to continue to provide the same scope and quality of services to the Funds, or impair its ability to meet its expense cap and reimbursement obligations to the Funds.  The Board considered that LKCM has reinvested considerable resources into the firm and its personnel to augment investment management and client service.  The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide, or will provide, services to each Fund.  LKCM also represented that the firm offers an attractive compensation structure designed to attract and retain highly qualified investment professionals.  The Board determined that the portfolio managers at LKCM and TT International are well-qualified by education, training and experience to manage the Funds in an efficient and professional manner.

In addition, the Board considered LKCM’s best execution practices.  The Board also noted LKCM’s representation that its soft dollar and commission sharing arrangements for client transactions (including those for the Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

The Board recognized that TT International focuses entirely on investment management and has substantial experience managing international assets.  In this regard, the Board noted that TT International has international accounts with approximately $18 billion under management.

Performance of the LKCM Funds.  The Board considered the performance of each Fund (except the Small-Mid Cap Equity Fund) compared to a benchmark index (“Benchmark”) and/or peer group of funds compiled by Lipper, Inc. (“Lipper Index”) for various time periods ended December 31, 2010.  Because the Small-Mid Cap Equity Fund had not commenced operations as of the date of the Board meeting, the Board considered the performance of LKCM’s small-mid cap investment strategy, as measured by the Composite, compared to its Benchmark and the Lipper Index for various time periods ended December 31, 2010.

The Board considered the performance of the Institutional Class of the Small Cap Equity Fund because the Institutional Class has been in existence for the longest period of time of any other Class and has the longest performance history.  The Board noted that the Institutional Class of the Small Cap Equity Fund outperformed its Benchmark for the one-year, three-year, ten-year and since inception periods, but underperformed its Benchmark for the five-year period.  The Board also noted that the Fund outperformed the Lipper Index for the one-year, ten-year and since inception periods, but underperformed the Lipper Index for the three-year and five-year periods.

In regards to the Small-Mid Cap Equity Fund, the Board noted that the Composite outperformed its Benchmark and the Lipper Index for all periods presented.

The Board noted that the Equity Fund outperformed its Benchmark and Lipper Index for all periods presented.

The Board noted that the Balanced Fund outperformed its Benchmark for the three-year, five-year, ten-year and since inception periods, but underperformed the Benchmark for the one-year period.  The Board also noted that the Fund outperformed the Lipper Index for the three-year and five-year periods, but underperformed the Lipper Index for the one-year, ten-year and since inception periods.

The Board noted that the Fixed Income Fund outperformed its Benchmark for the three-year and five-year periods, but underperformed its Benchmark for the one-year, ten-year and since inception periods.  The Board also noted that the Fixed Income Fund outperformed the Lipper Index for the three-year, five-year, ten-year and since inception periods, but underperformed the Lipper Index for the one-year period.

The Board noted that the International Fund outperformed its Benchmark and the Lipper Index for the one-year period, but it underperformed its Benchmark and the Lipper Index for all other periods presented.  The Board noted TT International’s explanation that European stock selection in prior years detracted from the International Fund’s performance during the three-year and five-year periods, and Asian stock selection in prior years detracted from the International Fund’s performance during the ten-year and since inception periods.

Fees and Expenses.  The Board considered the advisory fee rates of each Fund, proposed advisory fee rate of the LKCM Small-Mid Cap Equity Fund, the subadvisory fee rate applicable to the International Fund and the total or expected expense ratios of each Fund relative to similar funds and LKCM’s other clients.  The Board also considered that LKCM contractually agreed to continue its fee waivers and expense caps for each Fund’s 2011 fiscal year.  The Board compared the contractual advisory fee rate and the total or expected expense ratio (after fee waivers and/or expense reimbursements) of each Fund to a category of similar funds compiled by Lipper, Inc. (“Lipper Category”).  The first quartile in the Lipper Category represents those funds with the lowest fees or expenses.  The Board considered that, although the Funds’ contractual advisory fee rates, or proposed contractual advisory fee rate in regards to the LKCM Small-Mid Cap Equity Fund, are higher than those of their peers, the expense cap arrangements cause the Funds’ overall total expense ratios to be lower than those of their peers.  As such, the Trustees gave less weight to the contractual advisory fee rate for each Fund and more weight to each Fund’s total or expected expense ratio.

In this regard, the Board noted that the contractual advisory fee rate for the Small Cap Equity Fund was in the second quartile of the Lipper Category and the total expense ratio for the Small Cap Equity Fund’s Institutional Class was in the second quartile.  The contractual advisory fee rate was lower than the average of the Lipper Category and the total expense ratio for the Institutional Class was lower than the average of the Lipper Category.

The Board noted that the proposed contractual advisory fee rate for the Small-Mid Cap Equity Fund was in the second quartile of the Lipper Category and the total expense ratio for the Small-Mid Cap Equity Fund’s Institutional Class was in the first quartile.  The proposed contractual advisory fee rate was lower than the average of the Lipper Category and the total expense ratio for the Institutional Class was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Equity Fund were in the third quartile and first quartile of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than the average of the Lipper Category and the total expense ratio was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Balanced Fund were in the third quartile and second quartile of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than the average of the Lipper Category and the total expense ratio was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Fixed Income Fund were in the third quartile and second quartile of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than the average of the Lipper Category and the total expense ratio was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the International Fund were in the third quartile and first quartile of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than the average of the Lipper Category and the total expense ratio was lower than the average of the Lipper Category.

The Board considered the advisory fee rates charged by LKCM to the other mutual funds it subadvises and LKCM’s other separately managed accounts.  The Board noted that the fee rates charged by LKCM to the Funds and clients with separately managed accounts differ primarily as a result of the greater compliance costs and other expenses incurred by LKCM in managing the Funds.  The Board also noted LKCM’s representation that the subadvisory fee rates it charges these other funds are slightly lower than the advisory fee rates charged to the LKCM Funds due to the different obligations that LKCM has serving as subadviser (rather than the investment adviser) to these funds.

With respect to the subadvisory fee rate paid to TT International, the Board considered TT International’s representation that some clients have a lower fee rate due to their having established their relationships with TT International prior to LKCM.  The Board also noted that TT International has waived and intends to continue to waive voluntarily its fees in order to maintain an expense cap for the International Fund.

Costs, Profitability and Economies of Scale.  The Board considered the costs to operate the Funds and the profitability of LKCM.  The Board noted LKCM’s representation that it is well capitalized and that its investment philosophy does not require investments in derivatives or other high risk instruments.  The Board reviewed the fees paid by each operational Fund to LKCM for the last three calendar years.  The Board also reviewed the profit and loss statement provided by LKCM on a fund-by-fund basis, with the exception of the Small-Mid Cap Equity Fund, which had not yet commenced operations and, thus, did not have any profit data.  In this regard, the Board noted that LKCM made a profit on the Small Cap Equity Fund, but not the other operational Funds.  The Board did not consider the profitability of TT International because it does not publish that data.  However, the Board noted TT International’s representation that it has reported a profit in each financial year since its inception.

With respect to economies of scale, the Board considered that net assets in each operational Fund, except the International Fund, increased during the last calendar year, and net subscriptions in each operational Fund, except the Small Cap Equity Fund and International Fund, increased during the last calendar year.  In this connection, LKCM indicated that assets are expected to grow given the operational Funds’ performance and competitive expense structure.  The Board noted that, based on the relatively low total expense ratios of the operational Funds (after fee waivers and expense reimbursements), LKCM believes Fund shareholders currently enjoy substantial economies of scale, which may increase if assets grow.

Regarding TT International, the Board noted that the fee rate structure of TT International includes breakpoints based on asset levels.  In addition, the Board noted that TT International represented that the Fund may experience lower execution costs due to being part of a larger pool of assets.

Conclusion.  Based on its evaluation of these and other factors, the Board concluded with respect to each Fund that (1) each Fund was reasonably likely to benefit from the nature, quality and extent of services provided by LKCM and/or TT International, as applicable; (2) each Fund or the Composite’s performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable to LKCM were reasonable in the context of all the factors considered by the Board; (4) TT International’s fee rate was reasonable in the context of all the factors considered by the Board; and (5) the current or proposed advisory fee rate structure provides or will provide Fund shareholders with reasonable benefits associated with economies of scale.  In light of these conclusions, the Board determined, in its business judgment, to approve or renew each Agreement.

LKCM FUNDS
PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your personal information from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, electronic, and procedural safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

In addition, we do not disclose any nonpublic personal information about you to nonaffiliated third parties, except as required or permitted by law or as necessary for us to carry out our responsibilities in providing services to you.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from the following sources:

• Information provided by you or your representatives, whether through documentation that you or your representatives provide to us, through discussions that you or your representatives have with us, or otherwise; and

• Information arising from your account experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

Not a Part of the Semi-Annual Report.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA	H. Kirk Downey	Richard Lenart
Trustee,	Chairman of the Board	Secretary & Treasurer
President

Paul W. Greenwell	Richard J. Howell	Jacob D. Smith
Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer

Steven R. Purvis, CFA	Earle A. Shields, Jr.
Vice President	Trustee

Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LKCM Aquinas Value Fund
LKCM Aquinas Growth Fund
LKCM Aquinas Small Cap Fund

Semi-Annual Report
June 30, 2011

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Funds:

							Five Year
					Six Month	One Year	Average	Avg. Annual
			Net	Gross	Total Return	Total	Annualized	Total Return
	Inception	NAV @	Expense	Expense	Ended	Return Ended	Return Ended	Since
Funds	Dates	6/30/11	Ratio*,**	Ratio**	6/30/11	6/30/11	6/30/11	Incept.***
LKCM Aquinas Value Fund	7/11/05	$13.35	1.50%	1.57%	5.28%	32.90%	4.44%	4.86%
Russell 1000 Value Index(1)					5.92%	28.94%	1.15%	2.63%
LKCM Aquinas Growth Fund	7/11/05	$17.74	1.50%	1.64%	6.80%	35.73%	5.32%	3.81%
Russell 1000 Growth Index(2)					6.83%	35.01%	5.33%	5.12%
LKCM Aquinas Small Cap Fund	7/11/05	$8.16	1.50%	3.27%	15.42%	57.23%	5.88%	6.81%
Russell 2000 Index(3)					6.21%	37.41%	4.08%	5.17%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
Excludes acquired fund fees and expenses. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2012.  Investment performance reflects fee waivers, if any, in effect.  In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2010, the Funds’ prior fiscal year end, as reported in the Funds’ most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

***	On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.
(1)	The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)	The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3)	The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index.

Note:  These indices defined above are not available for direct investment.

Catholic Values Investing

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s (“USCCB”) Socially Responsible Investing Guidelines.  The LKCM Aquinas Funds follow these guidelines by using an approach that focuses on Catholic values screening of portfolio companies, proactive dialogue with those companies whose practices conflict with the guidelines, and potential exclusion of those companies that are unwilling to alter their practices over a reasonable period of time.  We exclude a number of companies from possible investment that do not meet our standards for Catholic values investing.  We monitor portfolio companies selected for the LKCM Aquinas Funds for policies on various issues set out in the USCCB guidelines.  If investments are made in companies whose policies are inconsistent with the USCCB guidelines, we may attempt to influence the company’s policies through proactive dialogue and other efforts.

Economic Review and Outlook

The equity market, as measured by the Standard & Poor’s 500 Index, advanced 6.0% during the first half of 2011.  Investors appear to be increasingly concerned about the impact of lackluster job growth, instability in home prices, the slowing Chinese economy and potential European debt restructuring.  Furthermore, the global supply chain for manufacturing components was materially interrupted by the tragic events in Japan during the first half of 2011.

In response to the general slowdown in economic growth, the upward trend in jobs growth appears to have slowed.  Concern over jobs and the rate of economic growth are a common refrain from last spring when the equity market retreated in the face of weaker data, only to recover in the fall of last year.  Investors again appear to be focused on the financial health of consumers, an integral part of sustaining further economic growth.  The vital signs currently present a mixed view of the state of the consumer.

Retail sales growth has slowed over the past months; however, this has been somewhat offset by recent improvement in consumer expectations.  One of the challenges is that real incomes have been squeezed by the rapid rise in food and energy prices, from which some relief may be on the horizon.  Although consumer net wealth increased in the first quarter of 2011 with the rally in equity prices, the recent

2

pullback in equity prices and continued falling home prices are weighing heavily on consumer net wealth.  Although households have made progress in reducing their debt burdens over the past couple of years, the debt to income ratio remains close to 120%, suggesting further deleveraging is likely ahead.

We believe corporate profitability remains strong.  Furthermore, corporate balance sheets appear to be in good shape and hold liquidity.  Overall confidence on the part of consumers and businesses remains imperative to sustaining the economic expansion.

The growth rate of the economy slowed during the second quarter of 2011.  While many observers, including Fed Chairman Bernanke, are calling for a second half pickup in activity, we believe the discussion of the appropriate policy response to slowing growth, stubborn unemployment and inflation concerns will continue.

Prior to the 2001 recession, the root cause of most recessions appeared to be excess aggregate demand fueling inflation.  The last two recessions, however, have been driven by oversupply and the threat of deflation.  Thus, the Fed has pursued a monetary policy course intent on defeating deflation at all costs.  While policy tools such as the purchase of treasury notes, referred to as quantitative easing, were part of the solution to prevent deflation, it came with a price.  The price in this case was a sustained weak dollar and sharp rise in commodity prices.  As the second round of quantitative easing came to a conclusion, various Fed governors intimated that the threshold for a third round of quantitative easing was quite high.  In fact, Fed Chairman Bernanke recently commented that “monetary policy cannot be a panacea” for all the economy’s woes.  (http://www.federalreserve.gov/newsevents/speech/bernanke20110607a.htm)

We believe we are likely to witness a transition in the overall focal point of policy from monetary to fiscal in upcoming periods.  The Fed went to extraordinary measures to prevent deflation, yet seems ill positioned currently to respond to its twin mandates of maximizing employment and price stability.  With regard to price stability, the core consumer price inflation has continued to increase during the year.  As a result, the concern in many corridors has shifted to inflation, but given excess capacity residing in the economy, our stance remains balanced on the threat of significant near-term inflation.

The Fed’s charge of maximizing employment appears much more daunting relative to the mandate to maintain price stability at the moment.  There are two dimensions to full employment – the rate of job creation and the percent of the work force that would like to work but is not employed.  Putting aside discouraged job seekers, the bottom line is job creation.  There are six million fewer jobs in the U.S. since the beginning of 2007, as measured by nonfarm payrolls, and relatively few jobs have been created this year.

It is difficult to fully dissect the employment situation as there are both secular and cyclical forces at work.  From a secular standpoint, there has been a steady decline in manufacturing jobs in the U.S. over the years.  Over the last decade, the U.S. lost approximately 5.6 million manufacturing jobs.  The secular shift of goods seeking cheaper labor was driven in part by China joining the World Trade Organization in 2001 at the general time when developing world economies were recovering from a decade-long economic crisis.  The 4.3 million non-manufacturing jobs created in the last decade offset some of the manufacturing employment loss during the prior decade, but still left a net loss of 1.3 million jobs.  From a cyclical perspective, housing contributed materially to job creation.  The decline of housing starts from a high of 2.3 million units annually in January 2006 to approximately 0.5 million units annualized at the end of the first half of 2011 speaks to the construction jobs lost during this period, approximately 1.6 million of which were lost during the recession and an additional 0.4 million of which were lost since the end of the recession.  Auto manufacturing has also played a significant part with a loss of approximately 332,000 jobs during the recession, which has been somewhat offset by a recovery of approximately 42,000 jobs post-recession.

The Fed is simply in a difficult position to address the weakness in employment.  Quantitative easing was an attempt to both prevent deflation and boost consumer confidence through the wealth effect of rising prices of risk assets, including equities.  While the equity market rose immediately following both the announcement of the first and second rounds of quantitative easing, there has not been a halo effect of consumer confidence driving employment.  A significant change is likely to occur as the focal point of policy shifts from monetary to fiscal policy.  The White House is certainly aware the 2012 election is a referendum on the incumbent and, by extension, jobs.  We have already seen trial balloons floated by the administration regarding a payroll tax holiday for employers and employees.

Our view is that the economic recovery, although tepid and uneven, is likely to be sustained.  There have been a number of transitory factors in recent months including tragic events in Japan, a dip in Defense spending and bad weather creating noise in the economic data.  We believe some of these factors are in the process of reversing, including gasoline prices, and should prove less of a burden in the second half of the year.  Although the list of risks to current economic expansion remains long, it is our view that many of these risks are reflected in the equity markets.  While investor appetite for risk has clearly waned, we believe it can be reignited by the prospects of better than expected economic growth, which may appear in the second half the year.  A decline in gasoline prices, an end to supply-chain disruptions in Japan, less deleveraging and the prospect for modest improvement in the labor market could prove to be a more favorable economic backdrop.

3

LKCM Aquinas Small Cap Fund

The LKCM Aquinas Small Cap Fund outperformed the Russell 2000 Index during the six months ended June 30, 2011.  The Fund’s performance benefited significantly from stock selection, while sector allocation decisions for the Fund were a slight drag on performance.  Stock selection in the Consumer Discretionary, Industrials, Information Technology and Financials sectors was especially rewarding.  The Fund’s underweight position in the Financials sector added to the Fund’s performance, but weakness in other areas, especially the Fund’s overweight allocation in Industrials, a sector that underperformed the benchmark, detracted from the Fund’s overall results.  Three of the Fund’s portfolio companies were acquired during the second quarter of 2011.  We believe that the Fund benefited from the markets renewed interest in higher quality companies and in our opinion this trend should continue going forward.

Total Return
Six Months Ended
June 30, 2011
LKCM Aquinas Small Cap Fund	15.42%
Russell 2000 Index	6.21%

LKCM Aquinas Growth Fund

The LKCM Aquinas Growth Fund performed in line with its benchmark, the Russell 1000 Growth Index, during the six months ended June 30, 2011.  The Fund’s performance benefited from stock selection in the Information Technology and Energy sectors and an overweight position in the Energy sector.  Stock selection in the Consumer Discretionary and Industrial sectors detracted from the Fund’s performance.

Total Return
Six Months Ended
June 30, 2011
LKCM Aquinas Growth Fund	6.80%
Russell 1000 Growth Index	6.83%

LKCM Aquinas Value Fund

The LKCM Aquinas Value Fund underperformed its benchmark, the Russell 1000 Value Index, during the six months ended June 30, 2011.  The Fund’s performance benefited from overweight positions in the Consumer Discretionary, Industrials and Energy sectors, while an overweight position in the Information Technology sector and an underweight position in the Healthcare sector detracted from the Fund’s performance.  Stock selection within the Information Technology, Financials and Energy sectors improved the Fund’s performance during the first half of 2011, while stock selection in the Consumer Discretionary, Industrials, and Materials sectors detracted from the Fund’s performance.

Total Return
Six Months Ended
June 30, 2011
LKCM Aquinas Value Fund	5.28%
Russell 1000 Value Index	5.92%

J. Luther King, Jr.
July 11, 2011

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 8-13 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

4

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  Since the Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s socially responsible investment guidelines, the Funds may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

5

LKCM Aquinas Funds Expense Example — June 30, 2011 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/11-6/30/11).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth and Aquinas Small Cap Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/11	6/30/11	1/1/11 – 6/30/11
Actual	$1,000.00	$1,052.80	$7.63
Hypothetical (5% return before expense)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Aquinas Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/11	6/30/11	1/1/11 – 6/30/11
Actual	$1,000.00	$1,068.00	$7.69
Hypothetical (5% return before expense)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

6

	LKCM Aquinas Small Cap Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/11	6/30/11	1/1/11 – 6/30/11
Actual	$1,000.00	$1,154.20	$8.01
Hypothetical (5% return before expense)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Funds — June 30, 2011 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund

LKCM Aquinas Small Cap Fund

7

LKCM Aquinas Value Fund
Schedule of Investments
June 30, 2011 (Unaudited)

COMMON STOCKS - 92.1%	Shares	Value
Aerospace & Defense - 1.7%
Honeywell International Inc.	12,000	$715,080

Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	8,500	670,140

Banks - 5.8%
BOK Financial Corporation	20,000	1,095,400
Glacier Bancorp, Inc.	42,500	572,900
Wells Fargo & Company	30,000	841,800
		2,510,100
Beverages - 2.4%
The Coca-Cola Company	10,000	672,900
PepsiCo, Inc.	5,000	352,150
		1,025,050
Building Products - 0.8%
Masco Corporation	27,500	330,825

Capital Markets - 2.4%
Lazard Ltd. - Class A (b)	27,500	1,020,250

Chemicals - 4.5%
FMC Corporation	10,000	860,200
Monsanto Company	10,500	761,670
Praxair, Inc.	3,000	325,170
		1,947,040
Commercial Services & Supplies - 3.8%
Robert Half International, Inc.	32,500	878,475
Waste Management, Inc.	20,000	745,400
		1,623,875
Communications Equipment - 2.2%
Brocade Communications
Systems, Inc. (a)	85,000	549,100
Cisco Systems, Inc.	25,000	390,250
		939,350
Computers & Peripherals - 4.1%
EMC Corporation (a)	40,000	1,102,000
International Business
Machines Corporation	4,020	689,631
		1,791,631
Construction & Engineering - 1.3%
Jacobs Engineering Group, Inc. (a)	13,500	583,875

Distributors - 2.4%
LKQ Corporation (a)	40,000	1,043,600

Diversified Financial Services - 1.9%
JPMorgan Chase & Co.	20,000	818,800

Diversified Telecommunication
Services - 2.9%
AT&T Inc.	25,000	785,250
Verizon Communications Inc.	12,500	465,375
		1,250,625
Electrical Equipment & Instruments - 3.0%
Emerson Electric Co.	8,000	450,000
Roper Industries, Inc.	10,400	866,320
		1,316,320
Electronic Equipment &
Instruments - 1.8%
National Instruments Corporation	26,250	779,362

Energy Equipment & Services - 3.0%
Nabors Industries Ltd. (a) (b)	6,800	167,552
Noble Corporation (b)	10,000	394,100
Schlumberger Limited (b)	8,400	725,760
		1,287,412
Food & Drug Retailing - 2.9%
CVS Caremark Corporation	15,000	563,700
The Kroger Co.	27,500	682,000
		1,245,700
Health Care Equipment & Supplies - 3.1%
Covidien plc (b)	12,500	665,375
DENTSPLY International Inc.	17,500	666,400
		1,331,775
Industrial Power Producers &
Energy Traders - 1.7%
Duke Energy Corporation	40,000	753,200

Insurance - 4.0%
HCC Insurance Holdings, Inc.	30,000	945,000
Prudential Financial, Inc.	12,500	794,875
		1,739,875
IT Consulting & Services - 3.2%
Accenture plc - Class A (b)	10,000	604,200
Western Union Company	40,000	801,200
		1,405,400
Machinery - 1.8%
Danaher Corporation	15,000	794,850

Media - 2.0%
Cinemark Holdings, Inc.	42,500	880,175

Multiline Retail - 1.4%
Kohl’s Corporation	12,500	625,125

Oil & Gas & Consumable Fuels - 12.0%
Cabot Oil & Gas Corporation	10,000	663,100
ConocoPhillips	6,000	451,140
Denbury Resources Inc. (a)	35,000	700,000
EXCO Resources, Inc.	37,500	661,875
Exxon Mobil Corporation	4,000	325,520
Peabody Energy Corporation	12,500	736,375
SM Energy Company	12,500	918,500
The Williams Companies, Inc.	25,000	756,250
		5,212,760

The accompanying notes are an integral part of these financial statements.

8

LKCM Aquinas Value Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

COMMON STOCKS	Shares	Value
Paper & Forest Products - 1.6%
Louisiana-Pacific Corporation (a)	85,000	$691,900

Personal Products - 2.3%
Avon Products, Inc.	35,000	980,000

Software - 6.1%
Adobe Systems Incorporated (a)	27,500	864,875
Nuance Communications, Inc. (a)	40,000	858,800
Oracle Corporation	27,500	905,025
		2,628,700
Specialty Retail - 4.5%
Foot Locker, Inc.	25,000	594,000
The Home Depot, Inc.	12,800	463,616
PetSmart, Inc.	10,000	453,700
RadioShack Corporation	32,500	432,575
		1,943,891
TOTAL COMMON STOCKS
(Cost $30,717,319)		39,886,686

SHORT-TERM INVESTMENTS - 8.0%
Money Market Funds (c) - 8.0%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.00%	1,264,400	1,264,400
Federated Government Obligations
Fund - Institutional Shares, 0.01%	1,265,337	1,265,337
The Treasury Portfolio - Institutional
Shares, 0.02%	940,766	940,766
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,470,503)		3,470,503

Total Investments - 100.1%
(Cost $34,187,822)		43,357,189
Liabilities in Excess of Other Assets - (0.1)%		(52,068)
TOTAL NET ASSETS - 100.0%		$43,305,121

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

9

LKCM Aquinas Growth Fund
Schedule of Investments
June 30, 2011 (Unaudited)

COMMON STOCKS - 92.2%	Shares	Value
Aerospace & Defense - 3.4%
The Boeing Company	7,000	$517,510
Rockwell Collins, Inc.	10,000	616,900
		1,134,410
Air Freight & Logistics - 3.7%
C.H. Robinson Worldwide, Inc.	7,000	551,880
FedEx Corp.	7,000	663,950
		1,215,830
Beverages - 2.0%
The Coca-Cola Company	10,000	672,900

Chemicals - 4.3%
FMC Corporation	10,000	860,200
Monsanto Company	8,000	580,320
		1,440,520
Computers & Peripherals - 9.1%
Apple Inc. (a)	2,500	839,175
EMC Corporation (a)	30,000	826,500
International Business Machines Corporation	5,000	857,750
NetApp, Inc. (a)	10,000	527,800
		3,051,225
Construction & Engineering - 1.8%
Foster Wheeler AG (a) (b)	20,000	607,600

Consumer Finance - 1.6%
American Express Company	10,000	517,000

Electrical Equipment & Instruments - 3.7%
AMETEK, Inc.	9,000	404,100
Emerson Electric Co.	15,000	843,750
		1,247,850
Electronic Equipment & Instruments - 2.9%
National Instruments Corporation	18,000	534,420
Trimble Navigation Limited (a)	11,000	436,040
		970,460
Energy Equipment & Services - 3.5%
Dril-Quip, Inc. (a)	8,000	542,640
National Oilwell Varco Inc.	8,000	625,680
		1,168,320
Food & Drug Retailing - 2.4%
Costco Wholesale Corporation	10,000	812,400

Health Care Equipment & Supplies - 2.1%
Covidien plc (b)	13,000	691,990

Health Care Providers & Services - 3.0%
Allscripts Healthcare Solutions, Inc. (a)	30,000	582,600
Express Scripts, Inc. (a)	8,000	431,840
		1,014,440
Hotels, Restaurants & Leisure - 1.7%
Carnival Corporation (b)	15,000	564,450

Household Durables - 2.2%
Williams-Sonoma, Inc.	20,000	729,800

Household Products - 3.5%
Colgate-Palmolive Company	6,000	524,460
The Procter & Gamble Company	10,000	635,700
		1,160,160
Insurance - 2.3%
Prudential Financial, Inc.	12,000	763,080

Internet Catalog & Retail - 1.8%
Amazon.com, Inc. (a)	3,000	613,470

Internet Software & Services - 0.8%
Google Inc. - Class A (a)	500	253,190

Machinery - 2.5%
Danaher Corporation	16,000	847,840

Metals & Mining - 1.5%
Reliance Steel & Aluminum Co.	10,000	496,500

Oil & Gas & Consumable Fuels - 10.4%
Brigham Exploration Company (a)	20,000	598,600
Cabot Oil & Gas Corporation	13,000	862,030
Pioneer Natural Resources Company	8,000	716,560
Range Resources Corporation	10,000	555,000
SM Energy Company	10,000	734,800
		3,466,990
Personal Products - 1.0%
Avon Products, Inc.	12,000	336,000

Semiconductor Equipment
& Products - 1.9%
Cirrus Logic, Inc. (a)	40,000	636,000

Software - 14.1%
Adobe Systems Incorporated (a)	15,000	471,750
ANSYS, Inc. (a)	10,000	546,700
Aspen Technology, Inc. (a)	30,000	515,400
Citrix Systems, Inc. (a)	7,000	560,000
Nuance Communications, Inc. (a)	18,000	386,460
Oracle Corporation	20,000	658,200
Pegasystems Inc.	15,000	698,250
TIBCO Software Inc. (a)	30,000	870,600
		4,707,360
Specialty Retail - 5.0%
Dick’s Sporting Goods, Inc. (a)	13,000	499,850
Guess?, Inc.	10,000	420,600
Tractor Supply Company	11,000	735,680
		1,656,130
TOTAL COMMON STOCKS
(Cost $21,676,235)		30,775,915

The accompanying notes are an integral part of these financial statements.

10

LKCM Aquinas Growth Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

SHORT-TERM INVESTMENTS - 8.3%	Shares	Value
Money Market Funds (c) - 8.3%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.00%	948,124	$948,124
Federated Government Obligations
Fund - Institutional Shares, 0.01%	956,609	956,609
The Treasury Portfolio - Institutional
Shares, 0.02%	878,845	878,845
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,783,578)		2,783,578

Total Investments - 100.5%
(Cost $24,459,813)		33,559,493
Liabilities in Excess of Other Assets - (0.5)%		(179,003)
TOTAL NET ASSETS - 100.0%		$33,380,490

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

11

LKCM Aquinas Small Cap Fund
Schedule of Investments
June 30, 2011 (Unaudited)

COMMON STOCKS - 94.2%	Shares	Value
Aerospace & Defense - 1.5%
Hexcel Corporation (a)	8,425	$184,423

Air Freight & Logistics - 1.2%
UTI Worldwide, Inc. (b)	7,700	151,613

Auto Components - 1.2%
Group 1 Automotive, Inc.	3,600	148,248

Banks - 4.7%
Glacier Bancorp, Inc.	7,125	96,045
Home Bancshares Inc.	4,025	95,151
Prosperity Bancshares, Inc.	2,850	124,887
Texas Capital Bancshares, Inc. (a)	6,000	154,980
Umpqua Holdings Corporation	8,825	102,105
		573,168
Biotechnology - 1.4%
PAREXEL International Corporation (a)	7,075	166,687

Capital Markets - 1.1%
Evercore Partners, Inc. - Class A	3,875	129,115

Chemicals - 1.8%
Calgon Carbon Corporation (a)	5,150	87,550
Cytec Industries Inc.	2,375	135,826
		223,376
Commercial Services & Supplies - 3.6%
Insperity, Inc.	5,775	170,998
Interface, Inc. - Class A	8,775	169,971
Mobile Mini, Inc. (a)	4,525	95,885
		436,854
Communications Equipment - 3.1%
Arris Group Inc. (a)	5,900	68,499
Brocade Communications Systems, Inc. (a)	25,275	163,276
NICE Systems Limited - ADR (a) (b)	4,100	149,076
		380,851
Consumer Finance - 3.1%
Cash America International, Inc.	3,175	183,737
First Cash Financial Services, Inc. (a)	4,700	197,353
		381,090
Containers & Packaging - 1.0%
Silgan Holdings Inc.	3,000	122,910

Distributors - 1.0%
LKQ Corporation (a)	4,800	125,232

Diversified Consumer Services - 1.3%
American Public Education Inc. (a)	3,475	154,672

Electrical Equipment & Instruments - 2.9%
Franklin Electric Co., Inc.	2,825	132,634
II-VI, Incorporated (a)	3,850	98,560
Woodward Inc.	3,400	118,524
		349,718
Electronic Equipment & Instruments - 2.8%
Anixter International Inc.	1,800	117,612
National Instruments Corporation	4,575	135,832
Rofin-Sinar Technologies, Inc. (a)	2,550	87,082
		340,526
Energy Equipment & Services - 3.1%
Atwood Oceanics, Inc. (a)	2,875	126,874
CARBO Ceramics Inc.	950	154,803
Dril-Quip, Inc. (a)	1,375	93,266
		374,943
Food & Drug Retailing - 1.1%
Ruddick Corporation	3,125	136,063

Food Products - 0.5%
SunOpta Inc. (a) (b)	8,000	56,880

Health Care Equipment & Supplies - 3.3%
DexCom Inc. (a)	2,025	29,342
MWI Veterinary Supply, Inc. (a)	2,425	195,867
Zoll Medical Corporation (a)	3,050	172,813
		398,023
Health Care Providers & Services - 3.7%
Computer Programs and Systems, Inc.	2,075	131,721
HMS Holdings Corporation (a)	2,025	155,662
PSS World Medical, Inc. (a)	6,000	168,060
		455,443
Hotels, Restaurants & Leisure - 1.0%
BJ’s Restaurants, Inc. (a)	2,350	123,046

Household Durables - 0.9%
Tempur-Pedic International Inc. (a)	1,575	106,817

Industrial Conglomerates - 0.9%
Raven Industries, Inc.	1,875	104,456

Insurance - 1.2%
AmTrust Financial Services, Inc.	6,275	142,944

Internet Software & Services - 3.8%
The Active Network, Inc. (a)	5,000	88,000
Digital River, Inc. (a)	4,150	133,464
LivePerson, Inc. (a)	10,150	143,521
LogMeIn, Inc. (a)	2,525	97,389
		462,374
Leisure Equipment & Products - 1.2%
Brunswick Corporation	7,000	142,800

The accompanying notes are an integral part of these financial statements.

12

LKCM Aquinas Small Cap Fund
Schedule of Investments, Continued
June 30, 2011 (Unaudited)

COMMON STOCKS	Shares	Value
Machinery - 9.5%
Actuant Corporation - Class A	5,150	$138,174
Albany International Corporation - Class A	3,650	96,324
Astec Industries, Inc. (a)	3,950	146,071
CIRCOR International, Inc.	3,075	131,702
CLARCOR Inc.	2,900	137,112
EnPro Industries, Inc. (a)	3,350	161,035
Harsco Corporation	3,575	116,545
The Middleby Corporation (a)	1,475	138,709
Westport Innovations Inc. (a) (b)	4,100	98,482
		1,164,154
Marine - 1.1%
Kirby Corporation (a)	2,325	131,758

Media - 2.8%
Cinemark Holdings, Inc.	7,475	154,807
Live Nation Inc. (a)	9,400	107,818
National CineMedia, Inc.	4,900	82,859
		345,484
Metals & Mining - 3.1%
Carpenter Technology Corporation	3,775	217,742
Haynes International, Inc.	2,650	164,115
		381,857
Oil & Gas & Consumable Fuels - 7.0%
Approach Resources Inc. (a)	6,400	145,088
Brigham Exploration Company (a)	4,025	120,468
Gulfport Energy Corporation (a)	3,575	106,142
Oasis Petroleum Inc. (a)	4,375	129,850
Rosetta Resources, Inc. (a)	4,150	213,891
SM Energy Company	1,875	137,775
		853,214
Pharmaceuticals - 0.7%
Endo Pharmaceuticals Holdings Inc. (a)	2,275	91,387

Real Estate Investment Trusts - 0.9%
Potlatch Corporation	3,100	109,337

Software - 5.5%
Aspen Technology, Inc. (a)	8,950	153,761
MicroStrategy Incorporated - Class A (a)	1,125	183,015
Pegasystems Inc.	4,325	201,329
TIBCO Software Inc. (a)	4,500	130,590
		668,695
Specialty Retail - 6.4%
DSW Inc. - Class A (a)	3,754	189,990
Hibbett Sports Inc. (a)	4,650	189,301
Monro Muffler Brake, Inc.	3,375	125,854
Tractor Supply Company	1,950	130,416
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	2,200	142,076
		777,637
Textiles, Apparel & Luxury Goods - 2.4%
Crocs, Inc. (a)	7,800	200,850
The Warnaco Group, Inc. (a)	1,875	97,969
		298,819
Trading Companies & Distributors - 1.5%
WESCO International, Inc. (a)	3,300	178,497

Wireless Telecommunication Services - 0.9%
Leap Wireless International, Inc. (a)	6,825	110,770

TOTAL COMMON STOCKS
(Cost $9,116,937)		11,483,880

SHORT-TERM INVESTMENTS - 1.7%
Money Market Funds (c) - 1.7%
Federated Government Obligations
Fund - Institutional Shares, 0.01%	214,462	214,462
TOTAL SHORT-TERM INVESTMENTS
(Cost $214,462)		214,462

Total Investments - 95.9%
(Cost $9,331,399)		11,698,342
Other Assets in Excess of Liabilities - 4.1%		496,730
TOTAL NET ASSETS - 100.0%		$12,195,072

ADR  American Depository Receipt
(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Assets:
Investments, at value *	$43,357,189	$33,559,493	$11,698,342
Cash	19,795	17,501	14,290
Dividends and interest receivable	16,313	11,720	3,457
Receivable for fund shares sold	148,708	3,344	513,684
Other assets	14,707	14,893	12,919
Total assets	43,556,712	33,606,951	12,242,692

Liabilities:
Payable for investment advisory fees	94,064	64,692	2,318
Payable for fund shares redeemed	7,648	11,882	—
Distribution expense payable	97,490	100,723	9,771
Accrued expenses and other liabilities	52,389	49,164	35,531
Total liabilities	251,591	226,461	47,620
Net assets	$43,305,121	$33,380,490	$12,195,072

Net assets consist of:
Paid in capital	$33,955,833	$23,574,178	$9,736,674
Undistributed net investment income	8,955	—	—
Accumulated net realized gain on securities	170,966	706,632	91,455
Net unrealized appreciation on investments	9,169,367	9,099,680	2,366,943
Net assets	$43,305,121	$33,380,490	$12,195,072

Net assets	$43,305,121	$33,380,490	$12,195,072
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	3,244,627	1,881,181	1,493,811
Net asset value per share
(offering and redemption price)	$13.35	$17.74	$8.16

* Cost of Investments	$34,187,822	$24,459,813	$9,331,399

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations
For the six months ended June 30, 2011 (Unaudited)

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Investment Income:
Dividends *	$313,812	$132,508	$26,886
Interest	92	72	31
Total income	313,904	132,580	26,917

Expenses:
Investment advisory fees	189,984	143,985	49,200
Distribution expense (Note B)	52,773	39,996	12,300
Accounting and transfer agent fees and expenses	31,830	30,593	21,685
Administrative fees	19,131	14,242	11,118
Federal and state registration	13,616	12,335	11,252
Professional fees	6,355	5,467	2,785
Reports to shareholders	3,218	3,328	543
Trustees’ fees	2,564	2,132	412
Custody fees and expenses	2,403	1,941	12,723
Other	3,761	3,208	674
Total expenses	325,635	257,227	122,692
Less, expense waiver and/or reimbursement (Note B)	(8,995)	(17,252)	(48,892)
Net expenses	316,640	239,975	73,800
Net investment loss	(2,736)	(107,395)	(46,883)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	1,043,275	1,045,015	502,903
Net change in unrealized appreciation/depreciation on investments	944,880	1,168,921	784,943
Net Realized and Unrealized Gain on Investments	1,988,155	2,213,936	1,287,846

Net Increase in Net Assets Resulting from Operations	$1,985,419	$2,106,541	$1,240,963

* Net of foreign taxes withheld	$—	$—	$62
The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	LKCM Aquinas		LKCM Aquinas
	Value Fund		Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2011	December 31,	June 30, 2011	December 31,
	(Unaudited)	2010	(Unaudited)	2010
Operations:
Net investment income (loss)	$(2,736)	$4,893	$(107,395)	$(152,937)
Net realized gain on investments	1,043,275	2,400,892	1,045,015	3,577,347
Net change in unrealized
appreciation/depreciation on investments	944,880	3,607,759	1,168,921	1,283,366

Net increase in net assets resulting from operations	1,985,419	6,013,544	2,106,541	4,707,776

Dividends and Distributions to Shareholders:
Net investment income	—	(18,215)	—	—

Net increase (decrease) in net assets from
Fund share transactions (Note C)	2,966,095	(4,178,206)	174,857	(7,679,841)

Total increase (decrease) in net assets	4,951,514	1,817,123	2,281,398	(2,972,065)

Net Assets:
Beginning of period	38,353,607	36,536,484	31,099,092	34,071,157
End of period *	$43,305,121	$38,353,607	$33,380,490	$31,099,092
* Including undistributed net investment income of	$8,955	$11,691	$—	$—

	LKCM Aquinas
	Small Cap Fund
	Six Months Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment loss	$(46,883)	$(50,067)
Net realized gain on investments	502,903	736,556
Net change in unrealized
appreciation/depreciation on investments	784,943	916,908

Net increase in net assets resulting from operations	1,240,963	1,603,397

Net increase (decrease) in net assets from
Fund share transactions (Note C)	4,449,328	(363,310)

Total increase in net assets	5,690,291	1,240,087

Net Assets:
Beginning of period	6,504,781	5,264,694
End of period *	$12,195,072	$6,504,781
* Including undistributed net investment income of	$—	$—

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Value Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2011		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value - Beginning of Period	$12.68		$10.82	$8.15	$13.07	$13.71	$12.24
Net investment income (loss)	(0.00	)(1)(2)	0.00 (1)	0.02	0.04	0.10	0.07
Net realized and unrealized gain (loss) on investments	0.67		1.87	2.67	(4.92)	1.01	1.95
Total from investment operations	0.67		1.87	2.69	(4.88)	1.11	2.02
Dividends from net investment income	—		(0.01)	(0.02)	(0.04)	(0.10)	(0.11)
Distributions from net realized gains	—		—	—	—	(1.65)	(0.44)
Total dividends and distributions	—		(0.01)	(0.02)	(0.04)	(1.75)	(0.55)
Net Asset Value - End of Period	$13.35		$12.68	$10.82	$8.15	$13.07	$13.71
Total Return	5.28	%(3)	17.25%	32.94%	(37.34)%	8.05%	16.51%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$43,305		$38,354	$36,536	$25,184	$37,436	$39,826
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.54	%(4)	1.57%	1.65%	1.58%	1.49%	1.49%
After expense waiver and/or reimbursement	1.50	%(4)	1.50%	1.50%	1.50%	1.49%	1.49%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.05	)%(4)	(0.06)%	0.04%	0.28%	0.65%	0.44%
After expense waiver and/or reimbursement	(0.01	)%(4)	0.01%	0.19%	0.36%	0.65%	0.44%
Portfolio turnover rate	9%		31%	29%	70%	62%	47%

(1)	Amount is less than $0.005.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.

	LKCM Aquinas Growth Fund
	Six Months		Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended		Ended	Ended
	June 30, 2011		December 31,		December 31,		December 31,		December 31,	December 31,
	(Unaudited)		2010		2009		2008		2007	2006
Net Asset Value - Beginning of Period	$16.61		$14.25		$10.96		$16.38		$15.45	$15.61
Net investment income (loss)	(0.06	)(1)	(0.08	)(1)	(0.04	)(1)	(0.05	)(1)	0.01	(0.06	)(1)
Net realized and unrealized gain (loss) on investments	1.19		2.44		3.33		(5.37)		1.97	0.03
Total from investment operations	1.13		2.36		3.29		(5.42)		1.98	(0.03)
Dividends from net investment income	—		—		—		(0.00	)(2)	(0.01)	—
Distributions from net realized gains	—		—		—		—		(1.04)	(0.13)
Total dividends and distributions	—		—		—		(0.00	)(2)	(1.05)	(0.13)
Net Asset Value - End of Period	$17.74		$16.61		$14.25		$10.96		$16.38	$15.45
Total Return	6.80	%(3)	16.56%		30.02%		(33.07)%		12.75%	(0.22)%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$33,380		$31,099		$34,071		$26,944		$42,073	$58,997
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.61	%(4)	1.63%		1.66%		1.56%		1.47%	1.46%
After expense waiver and/or reimbursement	1.50	%(4)	1.50%		1.50%		1.50%		1.47%	1.46%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.78	)%(4)	(0.65)%		(0.46)%		(0.40)%		0.06%	(0.36)%
After expense waiver and/or reimbursement	(0.67	)%(4)	(0.52)%		(0.30)%		(0.34)%		0.06%	(0.36)%
Portfolio turnover rate	19%		46%		47%		67%		40%	73%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Less than $(0.005).
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Small Cap Fund
	Six Months		Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended		Ended
	June 30, 2011		December 31,		December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2010		2009		2008		2007		2006
Net Asset Value - Beginning of Period	$7.07		$5.25		$4.03		$6.47		$6.58		$5.82
Net investment loss	(0.04	)(2)	(0.05	)(1)	(0.04	)(2)	(0.04	)(2)	(0.03	)(1)	(0.04	)(1)
Net realized and unrealized gain (loss) on investments	1.13		1.87		1.26		(2.40)		0.04		0.80
Total from investment operations	1.09		1.82		1.22		(2.44)		0.01		0.76
Distributions from net realized gains	—		—		—		(0.00	)(3)	(0.12)		—
Net Asset Value - End of Period	$8.16		$7.07		$5.25		$4.03		$6.47		$6.58
Total Return	15.42	%(4)	34.67%		30.27%		(37.64)%		0.08%		13.06%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$12,195		$6,505		$5,265		$3,403		$10,790		$10,957
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.49	%(5)	3.26%		3.68%		2.91%		2.18%		2.32%
After expense waiver and/or reimbursement	1.50	%(5)	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.94	)%(5)	(2.70)%		(3.03)%		(2.11)%		(1.18)%		(1.53)%
After expense waiver and/or reimbursement	(0.95	)%(5)	(0.94)%		(0.85)%		(0.70)%		(0.50)%		(0.71)%
Portfolio turnover rate	31%		84%		66%		91%		66%		91%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout theperiod.
(3)	Less than $(0.005).
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

18

LKCM Funds
Notes to the Financial Statements (Unaudited)

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series of shares, three of which are the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds (collectively, the “Funds”) and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Value Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes to be undervalued relative to a company’s earnings.  The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Growth Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that the Adviser believes generally have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, underleveraged balance sheets and potential for above-average capital appreciation.  The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Small Cap Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”). Each Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices conflict with the Guidelines, and potentially excluding from the Fund’s portfolios the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Funds for policies on various issues contemplated by the Guidelines. If a Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards have no material impact on the Funds’ financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

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Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2011:

LKCM Aquinas Value Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$39,886,686	$—	$—	$39,886,686
Money Market Funds	3,470,503	—	—	3,470,503
Total Investments*	$43,357,189	$—	$—	$43,357,189

LKCM Aquinas Growth Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$30,775,915	$—	$—	$30,775,915
Money Market Funds	2,783,578	—	—	2,783,578
Total Investments*	$33,559,493	$—	$—	$33,559,493

LKCM Aquinas Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$11,483,880	$—	$—	$11,483,880
Money Market Funds	214,462	—	—	214,462
Total Investments*	$11,698,342	$—	$—	$11,698,342

*  Additional information regarding the industry and/or geographical classifications of these investments is disclosed in the Schedule of Investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). There were no significant transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the previous annual report.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In March 2008, the Trust adopted an accounting standard involving disclosures of derivatives and hedging activities that is effective for fiscal years beginning after November 15, 2008. The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The standard does not have any impact on the Funds’ financial disclosures because the Funds have not maintained any positions in derivative instruments or engaged in hedging activities during the six months ended June 30, 2011.

In preparing these financial statements, the Trust has evaluated events after June 30, 2011 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

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2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.  Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

9.  Restricted and Illiquid Securities:  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2012 in order to limit each Fund’s operating expenses to the annual cap rates identified below. For the six months ended June 30, 2011, the Adviser reimbursed the following expenses:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Annual Advisory Rate	0.90%	0.90%	1.00%
Annual Cap on Expenses	1.50%	1.50%	1.50%
Expenses Reimbursed in 2011	$8,995	$17,252	$48,892

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the average daily net assets for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds. For the six months ended June 30, 2011, fees accrued by the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $52,773, $39,996 and $12,300, respectively.

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C.  Fund Shares: At June 30, 2011, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

LKCM Aquinas Value Fund
	Six Months Ended		Year Ended
	June 30, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	564,467	$7,516,806	766,470	$8,583,299
Shares issued to shareholders
in reinvestment of distributions	—	—	1,184	15,033
Shares redeemed	(344,215)	(4,551,012)	(1,120,562)	(12,776,756)
Redemption fee		301		218
Net increase (decrease)	220,252	$2,966,095	(352,908)	$(4,178,206)
Shares Outstanding:
Beginning of period	3,024,375		3,377,283
End of period	3,244,627		3,024,375

LKCM Aquinas Growth Fund
	Six Months Ended		Year Ended
	June 30, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	146,313	$2,542,262	223,140	$3,260,822
Shares redeemed	(137,551)	(2,367,667)	(741,027)	(10,940,760)
Redemption fee		262		97
Net increase (decrease)	8,762	$174,857	(517,887)	$(7,679,841)
Shares Outstanding:
Beginning of period	1,872,419		2,390,306
End of period	1,881,181		1,872,419

LKCM Aquinas Small Cap Fund
	Six Months Ended		Year Ended
	June 30, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	1,127,124	$8,613,462	419,940	$2,518,238
Shares redeemed	(553,884)	(4,165,228)	(501,793)	(2,881,559)
Redemption fee		1,094		11
Net increase (decrease)	573,240	$4,449,328	(81,853)	$(363,310)
Shares Outstanding:
Beginning of period	920,571		1,002,424
End of period	1,493,811		920,571

D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2011 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Aquinas Value Fund	$—	$3,814,875	$—	$3,641,398
LKCM Aquinas Growth Fund	—	5,960,020	—	6,633,857
LKCM Aquinas Small Cap Fund	—	7,056,413	—	2,923,571

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E.  Tax Information:  At December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Cost of Investments	$30,173,798	$23,275,498	$5,053,552
Gross Unrealized Appreciation	$8,697,748	$8,028,195	$1,617,496
Gross Unrealized Depreciation	(461,570)	(97,436)	(53,137)
Net Unrealized Appreciation	$8,236,178	$7,930,759	$1,564,359
Undistributed Ordinary Income	$—	$—	$—
Undistributed Long-Term Capital Gain	—	—	—
Total Distributable Earnings	$—	$—	$—
Other Accumulated Losses	$(872,309)	$(338,383)	$(393,807)
Total Accumulated Gains	$7,363,869	$7,592,376	$1,170,552

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

At December 31, 2010 the accumulated capital loss carryforwards were as follows:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Expiring in 2017	$872,309	$338,383	$393,807

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.  During the year ended December 31, 2010, the LKCM Aquinas Value, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund utilized capital loss carryforwards of $1,857,731, $3,577,347 and $674,032, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted. The RIC Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31. Except for the simplification provisions related to RIC qualification, the RIC Act is effective for taxable years beginning after December 22, 2010. Management is currently evaluating the implications of the RIC Act, if any, and the impact on the Funds’ financial statements is currently being assessed.

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gain	Income	Capital Gain
LKCM Aquinas Value Fund	$—	—	$18,215	—
LKCM Aquinas Growth Fund	—	—	—	—
LKCM Aquinas Small Cap Fund	—	—	—	—

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2007 through December 31, 2010. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2010. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expenses” and penalties in “other expenses” on the statement of operations.

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LKCM Funds
Additional Information (Unaudited)
June 30, 2011

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov. The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO LKCM AQUINAS FUNDS

Introduction. At a meeting held on February 22, 2011, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Aquinas Small Cap Fund, LKCM Aquinas Value Fund and LKCM Aquinas Growth Fund (each, an “Aquinas Fund” and collectively, the “Aquinas Funds”).

In voting to approve the renewal of the Agreement, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Aquinas Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Aquinas Fund; (2) the performance of each Aquinas Fund as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Aquinas Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Aquinas Funds and the profitability of LKCM; and (5) the effect of, as applicable, the growth or decline of fund assets on the advisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors.  The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreement, the Board considered a broad range of information provided by LKCM, including, but not limited to, reports relating to the Aquinas Funds’ socially responsible investing mandate, each Aquinas Fund’s performance and expenses, information on other clients, certain portfolio compliance policies and the background and experience of the portfolio managers.  In addition, the Board considered a memorandum from its legal counsel regarding the Board’s fiduciary duties in considering the renewal of the Agreement.  The Board also meets each quarter to review various aspects of the Aquinas Funds.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Aquinas Fund under the Agreement.  The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979 and these long-standing relationships have been responsible for a significant portion of the assets in the Aquinas Funds.  The Board noted that each Aquinas Fund is managed in accordance with its socially responsible investing guidelines.  The Board also noted LKCM’s representation that its financial condition does not raise concerns that it would be unable to continue to provide the same scope and quality of services to the Aquinas Funds, or impair its ability to meet its expense reimbursement obligations to the Aquinas Funds.  The Board considered that LKCM has reinvested considerable resources into the firm and its personnel to augment investment management and client service.  The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Aquinas Fund.  LKCM also represented that the firm offers an attractive compensation structure designed to attract and retain highly qualified investment professionals.  The Board determined that the portfolio managers at LKCM are well-qualified by education, training and experience to manage the Aquinas Funds in an efficient and professional manner.

In addition, the Board considered LKCM’s best execution practices.  The Board also noted LKCM’s representation that its soft dollar and commission sharing arrangements for client transactions (including those for the Aquinas Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Aquinas Funds.  The Board considered the performance of each Aquinas Fund compared to a benchmark index (“Benchmark”) and peer group of funds compiled by Lipper, Inc. (“Lipper Index”) for various periods ended December 31, 2010.  In considering this comparative data, the Board noted that each Aquinas Fund is managed in accordance with its socially responsible investing guidelines, which generally are not applicable to funds included in the respective Lipper Indexes.

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The Board noted that the Aquinas Value Fund outperformed its Benchmark and the Lipper Index for all periods presented.

The Board noted that the Aquinas Growth Fund outperformed its Benchmark for the three-year period, but underperformed its Benchmark for the one-year, five-year and since inception periods.  The Board also noted that the Aquinas Growth Fund outperformed the Lipper Index for the one-year, three-year and five-year periods, but underperformed the Lipper Index for the since inception period.

The Board noted that the Aquinas Small Cap Fund outperformed its Benchmark for the one-year, three-year and since inception periods, but underperformed its Benchmark for the five-year period.  The Board also noted that the Aquinas Small Cap Fund outperformed the Lipper Index for the one-year and three-year periods, but underperformed the Lipper Index for the five-year and since inception periods.

Fees and Expenses. The Board considered the advisory fee rates and the total expense ratios of each Aquinas Fund relative to similar funds and LKCM’s other institutional accounts.  The Board also considered that LKCM contractually agreed to continue its fee waivers and expense caps for each Aquinas Fund’s 2011 fiscal year.  The Board noted that the fee rates for the Aquinas Funds may be higher than other similar funds due to the additional services LKCM provides in managing the Aquinas Funds in accordance with the socially responsible investing framework provided by the United States Conference of Catholic Bishops.  The Board compared the contractual advisory fee rate and the total expense ratio (after fee waivers and/or expense reimbursements) of each Aquinas Fund to a category of similar funds compiled by Lipper, Inc. (“Lipper Category”).  The first quartile in the Lipper Category represents those funds with the lowest fees or expenses.

In this regard, the Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Small Cap Fund were in the third quartile and second quartile of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than the average of the Lipper Category and the total expense ratio was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Value Fund were in the fourth quartile and third quartile of the Lipper Category, respectively.  In this case, the advisory fee rate and the total expense ratio were both higher than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Growth Fund were in the fourth quartile and third quartile of the Lipper Category, respectively.  In this case, the advisory fee rate and the total expense ratio were both higher than the average of the Lipper Category.

The Board considered the advisory fee rates charged by LKCM to the other mutual funds it subadvises and LKCM’s other separately managed accounts.  The Board noted that the fee rates charged by LKCM to the Funds and clients with separately managed accounts differ primarily as a result of the greater compliance costs and other expenses incurred by LKCM in managing the Funds.  In addition, the Board considered that there are additional expenses incurred by LKCM in managing the Aquinas Funds due to their mandate for socially responsible investing and that the Lipper Category may not account for these additional expenses.  The Board also considered the fee rate to be charged by LKCM as subadviser to other mutual funds.  The Board noted LKCM’s representation that the subadvisory fee rates charged to these other funds are lower than the advisory fee rates charged to the Aquinas Funds due to the different obligations that LKCM has serving as subadviser (rather than the investment adviser) to these funds.

Costs, Profitability and Economies of Scale.  The Board considered the costs to operate the Aquinas Funds and the profitability of LKCM.  The Board noted LKCM’s representation that it is well capitalized and that its investment philosophy does not require investments in derivatives or other high risk instruments.  The Board reviewed the fees paid by each Aquinas Fund to LKCM for the last three calendar years.  The Board also reviewed the profit and loss statement provided by LKCM on a fund-by-fund basis.  In this regard, the Board noted that LKCM made a profit on the Aquinas Value and Aquinas Growth Funds, but did not make a profit on the Aquinas Small Cap Fund.

With respect to economies of scale, the Board considered that the asset levels in the Aquinas Funds are relatively low.  Based on these asset levels, the Board noted that LKCM believes that further economies of scale likely cannot be achieved until assets increase in the Aquinas Funds.

Conclusion. Based on its evaluation of these and other factors, the Board concluded with respect to each Aquinas Fund that (1) each Aquinas Fund was reasonably likely to benefit from the nature, quality and extent of services provided by LKCM; (2) each Aquinas Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable to LKCM were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides Aquinas Fund shareholders with reasonable benefits associated with economies of scale based on the asset levels in the Aquinas Funds.  In light of these conclusions, the Board determined, in its business judgment, to renew the Agreement with respect to each Aquinas Fund.

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LKCM FUNDS
PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your personal information from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, electronic, and procedural safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

In addition, we do not disclose any nonpublic personal information about you to nonaffiliated third parties, except as required or permitted by law or as necessary for us to carry out our responsibilities in providing services to you.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from the following sources:

•   Information provided by you or your representatives, whether through documentation that you or your representatives provide to us, through discussions that you or your representatives have with us, or otherwise; and

•   Information arising from your account experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

Not a Part of the Semi-Annual Report.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA	H. Kirk Downey	Richard Lenart
Trustee,	Chairman of the Board	Secretary & Treasurer
President

Paul W. Greenwell	Richard J. Howell	Jacob D. Smith
Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer

Steven R. Purvis, CFA	Earle A. Shields, Jr.
Vice President	Trustee

Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                LKCM Funds

By (Signature and Title)                      /s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date     September 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date     September 1, 2011

By (Signature and Title)                      /s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date     September 1, 2011